UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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XpresSpa Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPRESSPA GROUP, INC.

780 Third Avenue, 12th Floor

New York, New York 10017

[   ], 2019

To Our Stockholders:

You are cordially invited to attend the 2019 annual meeting of stockholders of XpresSpa Group, Inc. to be held at 11:00 A.M. EST on Monday, September 9, 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about XpresSpa Group, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, we will ask stockholders to consider the following proposals:

1.	To elect Douglas Satzman, Bruce T. Bernstein, Donald E. Stout and Salvatore Giardina to our Board of Directors;

2.	To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To authorize, for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), the issuance of shares of our Common Stock underlying the instruments below (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion ratios):

a.	the Series F Convertible Preferred Stock issued by us pursuant to that certain Amendment to Securities Purchase Agreement and Class A Warrants and Class B Warrants, dated as of July 8, 2019 (the “May 2018 SPA Amendment”);

b.	the amendment to the Class A Warrants pursuant to the May 2018 SPA Amendment;

c.	notes, warrants and Series E Convertible Preferred Stock issued by us pursuant to that certain Securities Purchase Agreement, dated as of July 8, 2019, by and between us and Calm.com, Inc. (the “Calm Purchase Agreement”);

d.	the convertible note issued by us pursuant to that certain Fourth Amendment to Credit Agreement, dated as of July 8, 2019, by and between XpresSpa Holdings, LLC and B3D, LLC (the “B3D Credit Agreement Amendment”);

e.	warrants issued by us pursuant to that certain amendment to certain outstanding warrants issued in December 2016 to holders of our Series D Convertible Preferred Stock (the “December 2016 Warrant Amendment”); and

f.	the Series D Convertible Preferred Stock issued by us pursuant to that certain certificate of amendment to the Certificate of Designation of Series D Convertible Preferred Stock (the “Series D COD Amendment”);

4.	To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our preferred stock by 5,000,000, from 5,000,000 to 10,000,000;

5.	To approve a proposed amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 2,165,000 shares;

6.	To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio of between 1-for-2 and 1-for-25;

7.	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;

8.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and

9.	To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in proposals (2) through (7).

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

Also at the annual meeting, the holders of our Series D Preferred Stock may re-elect Andrew R. Heyer to the Board of Directors. The Board of Directors makes no recommendation with respect to this proposal.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of XpresSpa Group, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Douglas Satzman
Chief Executive Officer

XPRESSPA GROUP, INC.

780 Third Avenue, 12th Floor

New York, New York 10017

[       ], 2019

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:00 a.m., local time

DATE: September 9, 2019

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017

PURPOSES:

1.	To elect Douglas Satzman, Bruce T. Bernstein, Donald E. Stout and Salvatore Giardina to our Board of Directors;

2.	To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To authorize, for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), the issuance of shares of our Common Stock underlying the instruments below (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion ratios):

a.	the Series F Convertible Preferred Stock issued by us pursuant to that certain Amendment to Securities Purchase Agreement and Class A Warrants and Class B Warrants, dated as of July 8, 2019 (the “May 2018 SPA Amendment”);

b.	the amendment to the Class A Warrants pursuant to the May 2018 SPA Amendment;

c.	notes, warrants and Series E Convertible Preferred Stock issued by us pursuant to that certain Securities Purchase Agreement, dated as of July 8, 2019, by and between us and Calm.com, Inc. (the “Calm Purchase Agreement”);

d.	the convertible note issued by us pursuant to that certain Fourth Amendment to Credit Agreement, dated as of July 8, 2019, by and between XpresSpa Holdings, LLC and B3D, LLC (the “B3D Credit Agreement Amendment”);

e.	warrants issued by us pursuant to that certain amendment to certain outstanding warrants issued in December 2016 to holders of our Series D Convertible Preferred Stock (the “December 2016 Warrant Amendment”); and

f.	the Series D Convertible Preferred Stock issued by us pursuant to that certain certificate of amendment to the Certificate of Designation of Series D Convertible Preferred Stock (the “Series D COD Amendment”);

4.	To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our preferred stock by 5,000,000, from 5,000,000 to 10,000,000;

5.	To approve a proposed amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 2,165,000 shares;

6.	To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio of between 1-for-2 and 1-for-25;

7.	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;

8.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and

9.	To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in proposals (2) through (7).

WHO MAY VOTE:

You may vote if you were the record owner of XpresSpa Group, Inc. Common Stock, Series D Preferred Stock or Series E Preferred Stock at the close of business on August 1, 2019. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 780 Third Avenue, 12th Floor, New York, New York 10017.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

Douglas Satzman
Chief Executive Officer

TABLE OF CONTENTS

PAGE

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12

MANAGEMENT AND CORPORATE GOVERNANCE	14

REPORT OF AUDIT COMMITTEE	25

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	27

PROPOSAL 1: ELECTION OF DIRECTORS	28

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

PROPOSAL 3: TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(a), 5635(b) AND 5635(d), THE ISSUANCE OF SHARES OF OUR COMMON STOCK	30

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK	41

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR 2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE	42

PROPOSAL 6: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO EFFECT A REVERSE STOCK SPLIT	47

PROPOSAL 7: ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.	53

PROPOSAL 8: ADVISORY VOTE ON THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.	55

PROPOSAL 9: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 7	56

PREFERRED STOCKHOLDER PROPOSAL: ELECTION OF DIRECTORS	57

CODE OF CONDUCT AND ETHICS	58

OTHER MATTERS	58

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	58

APPENDIX

APPENDIX A — FORMS OF PROXY CARD

APPENDIX B – FORM OF CERTIFICATE OF AMENDMENT TO EFFECT INCREASE IN AUTHORIZED SHARES

APPENDIX C — 2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN, AS AMENDED

APPENDIX D — FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

XPRESSPA GROUP, INC.

780 Third Avenue, 12th Floor

New York, New York 10017

 PROXY STATEMENT FOR THE XPRESSPA GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 9, 2019

This proxy statement, along with the accompanying notice of annual meeting of stockholders, contains information about the annual meeting of stockholders of XpresSpa Group, Inc. including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m. local time, on Monday, September 9, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

In this proxy statement, we refer to XpresSpa Group, Inc. as “XpresSpa,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about [ ], 2019, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2018 annual report, which includes our financial statements for the fiscal year ended December 31, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 9, 2019

This proxy statement, the Notice of Annual Meeting of Stockholders, and our 2018 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2018, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xpresspa.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, New York 10017, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of XpresSpa Group, Inc. is soliciting your proxy to vote at the annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on September 9, 2019, at 11:00 a.m. local time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 because you owned shares of our Common Stock, par value $0.01 per share (the “Common Stock”) on the record date. We intend to commence distribution of the proxy materials to stockholders on or about [          ], 2019.

Why is the Company seeking approval for the issuance of shares of Common Stock in connection with the Financing Transaction (as defined below)?

On July 8, 2019, we entered into an amendment to that certain securities purchase agreement, dated May 15, 2018 (the “May 2018 SPA Amendment”), to provide for, among other things, (i) with respect to our previously issued Class A Warrants, a reduction in the exercise price to $2.00 per share, the removal of the conversion price floor and the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion and (ii) the establishment of a new class of preferred stock, designated Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), which Series F Preferred Stock, subject to the approval of our stockholders, will contain anti-dilution price protection, and the issuance of 9,000 shares of such Series F Preferred Stock to the parties to the May 2018 SPA Amendment, which will be convertible into Common Stock at a conversion price of $2.00 per share, subject to the approval of our stockholders.

On July 8, 2019, we also entered into a securities purchase agreement (the “Calm Purchase Agreement”), pursuant to which we agreed to sell (i) an aggregate principal amount of $2,500,000 in 5.00% unsecured convertible notes due 2022 (the “Calm Notes”), which are convertible into shares of Series E Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”) and (ii) warrants to purchase 937,500 shares of Common Stock at an exercise price of $2.00 per share (the “Calm Warrants”). Each of the Calm Notes and the Calm Warrants contains, subject to the approval of our stockholders, anti-dilution price protection and provides for the inclusion of a provision allowing for the voluntary reduction of the conversion or exercise price, as applicable, by our Board of Directors at any time in its discretion. In connection with the Calm Purchase Agreement, we amended the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E COD Amendment”) with the State of Delaware to reduce the conversion price to $2.00 per share, subject to the approval of our stockholders.

On July 8, 2019, we also entered into a fourth amendment to our existing Credit Agreement with B3D, LLC (“B3D”) in order to, among other provisions, (i) extend the maturity date to May 31, 2021, (ii) reduce the applicable interest rate to 9.0% and (iii) amend and restate our existing convertible promissory note (the “B3D Note”) in order to increase the principal amount owed to B3D to $7.0 million, which principal and any interest accrued thereon will be, subject to the approval of our stockholders, convertible at B3D’s option into Common Stock at an initial conversion price of $2.00 per share. Subject to the approval of our stockholders, the B3D Note will contain anti-dilution price protection and will include a provision allowing for voluntary reduction of the conversion price by our Board of Directors at any time in its discretion.

On July 8, 2019, we also (i) amended our Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Series D COD Amendment”) to reduce the conversion price of the Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) to $2.00 per share, subject to the approval of our stockholders and (ii) entered into an amendment to certain outstanding warrants issued in December 2016 to the holders of the Series D Preferred Stock (the “December 2016 Warrant Amendment”) to provide for (a) a reduction in the exercise price to $2.00, (b) certain anti-dilution price protection and (c) the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion, in each case subject to the approval of our stockholders.

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Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock under a financing transaction. We are seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(d) with respect to issuances involving our Class A Warrants, Series F Preferred Stock, Calm Note, Calm Warrant, Series E COD Amendment and B3D Note. Nasdaq Listing Rule 5635(a) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock in connection with the acquisition of stock or assets of another company. Because the Series D Preferred Stock and December 2016 Warrants were originally issued in connection with our acquisition of XpresSpa Holdings, LLC, we are seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(a) with respect to issuances involving our Series D Preferred Stock and December 2016 Warrants.

In addition, Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control, which may be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the approval by our stockholders of Proposal 3, Mistral Spa Holdings, LLC may have the right to acquire a number of shares of our Common Stock in excess of 20% of our outstanding shares. We are therefore seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(b) with respect to issuances in connection with the Financing Transaction.

For more information, see “Proposal 3: Issuance of Shares of Common Stock in Financing Transaction” contained elsewhere in this proxy statement.

Why is the Company seeking approval for an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock?

Our amended and restated Certificate of Incorporation authorizes us to issue 5,000,000 shares of preferred stock. As of July 26, 2019, we had designated the following: (i) 6,968 shares of Series A Convertible Preferred Stock, (ii) 300,000 shares of Series C Junior Preferred Stock, (iii) 500,000 shares of Series D Convertible Preferred Stock, (iv) 2,397,060 shares of Series E Convertible Preferred Stock and (v) 9,000 shares of Series F Convertible Preferred Stock, for a total of 3,213,028 shares of currently designated preferred stock. We are seeking stockholder approval to increase the number of authorized shares of preferred stock to 10,000,000 to provide our Board with flexibility to designate and issue additional shares of preferred stock in connection with potential future financings.

For more information, see “Proposal 5: Authorized Share Increase” contained elsewhere in this proxy statement.

Why is the Company seeking approval for the reverse stock split?

The continued listing standards of The Nasdaq Stock Market (“Nasdaq”) provide, among other things, that a company may be delisted if the bid price of its stock drops below $1.00 for a period of 30 consecutive business days or if stockholders’ equity is less than $2.5 million. On July 26, 2019, the closing price of our Common Stock as reported on Nasdaq was $1.28 per share. While we are exercising diligent efforts to maintain the listing of our Common Stock on Nasdaq, there can be no assurance that we will be able to continue to meet the continuing listing requirements of The Nasdaq Capital Market.

Our Board of Directors has approved the reverse stock split as a means of increasing the share price of our Common Stock. Our Board of Directors believes that maintaining our listing on The Nasdaq Capital Market may provide a broader market for our Common Stock and facilitate the use of our Common Stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our Common Stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

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For more information, see “Proposal 6: Reverse Stock Split” contained elsewhere in this proxy statement.

Who Can Vote?

Only stockholders who owned our Common Stock, Series D Preferred Stock, or Series E Preferred Stock at the close of business on August 1, 2019 are entitled to vote at the annual meeting. On this record date, there were [ ] shares of our Common Stock outstanding and entitled to vote, [                      ] shares of our Series D Preferred Stock outstanding and entitled to vote, on an as-converted basis, such that holders of our Series D Preferred Stock are entitled to an aggregate of [                      ] votes, and [                      ] shares of our Series E Preferred Stock outstanding and entitled to vote, on an as-converted basis, such that holders of our Series E Preferred Stock are entitled to an aggregate of [                      ] votes. Our Common Stock, our Series D Preferred Stock, and our Series E Preferred Stock are our only classes of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote. Each share of our Series D Preferred Stock that you own entitles you to the number of votes equal to the number of shares of Common Stock into which your shares of Series D Preferred Stock could have been converted on the record date. This number is obtained by dividing the stated value of your Series D Preferred Stock ($48.00) by the conversion price in effect on the record date ($120.00). Each share of our Series E Preferred Stock that you own entitles you to the number of votes equal to the number of shares of Common Stock into which your shares of Series E Preferred Stock could have been converted on the record date. This number is obtained by dividing the stated value of your Series E Preferred Stock ($3.10) by the conversion price in effect on the record date ($12.40). With respect to proposals 1 through 8, our Common Stock, Series D Preferred Stock and Series E Preferred Stock vote together as a single class.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, whether your shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:

•	By the Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 8, 2019.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

•	“FOR” the approval, for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), of the issuance of shares of our Common Stock underlying the instruments below (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion ratios):

o	the Series F Convertible Preferred Stock issued by us pursuant to that certain Amendment to Securities Purchase Agreement and Class A Warrants and Class B Warrants, dated as of July 8, 2019 (the “May 2018 SPA Amendment”);

o	the amendment to the Class A Warrants pursuant to the May 2018 SPA Amendment;

o	notes, warrants and Series E Convertible Preferred Stock issued by us pursuant to that certain Securities Purchase Agreement, dated as of July 8, 2019, by and between us and Calm.com, Inc. (the “Calm Purchase Agreement”);

o	the convertible note issued by us pursuant to that certain Fourth Amendment to Credit Agreement, dated as of July 8, 2019, by and between XpresSpa Holdings, LLC and B3D, LLC (the “B3D Credit Agreement Amendment”);

o	warrants issued by us pursuant to that certain amendment to certain outstanding warrants issued in December 2016 to holders of our Series D Convertible Preferred Stock (the “December 2016 Warrant Amendment”); and

o	the Series D Convertible Preferred Stock issued by us pursuant to that certain certificate of amendment to the Certificate of Designation of Series D Convertible Preferred Stock (the “Series D COD Amendment”);

•	“FOR” the approval of the amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our preferred stock by 5,000,000, from 5,000,000 to 10,000,000;

•	“FOR” the approval of the amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan;

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•	“FOR” the approval of the amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio of between 1-for-2 and 1-for-25;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement;

•	“ONE YEAR” for the frequency of holding an advisory vote on compensation of our named executive officers; and

•	“FOR” adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to above.

•	For holders of Series D Preferred Stock, “NO RECOMMENDATION” on whether to vote in favor of or withhold your vote on the re-election of Andrew R. Heyer.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by the Internet or telephone as instructed above;

•	by notifying the Corporate Secretary of XpresSpa Group, Inc. in writing before the annual meeting that you have revoked your proxy; or

•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by the Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposals 1, 3, 4, 5, 7 and 8. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	The four nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of CohnReznick LLP as our independent registered public accounting firm for 2019, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Issuance of Shares of Common Stock in Financing Transaction	The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rules 5625(a), 5635(b) and 5635(d), the issuance of shares of our Common Stock as described in Proposal 3. Abstentions have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Authorized Share Increase	The affirmative vote of the holders of a majority of the shares of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis having voting power outstanding on the Record Date is required to approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of preferred stock. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 5: Approval of an Amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares available thereunder by 2,165,000 shares	The affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares available thereunder by 2,165,000 shares. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Reverse Stock Split	The affirmative vote of the holders of a majority of the shares of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis having voting power outstanding on the Record Date is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.

Proposal 7: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 8: Approve an Advisory Vote on the Frequency of Voting on the Compensation of our Named Executive Officers	The frequency of holding an advisory vote on the compensation of our named executive officers – every year, every two years or every three years – receiving the largest number of votes cast by holders of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting will be the frequency approved by our stockholders. Abstentions will have no impact on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of voting on executive compensation.

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Proposal 9: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposals 2 through 7.	Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 7 requires the affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal 9. For purposes of the vote on this Proposal 9, an abstention will have the same effect as a vote “AGAINST” such proposal.

Preferred Stockholder Proposal: Election of Director by Series D Preferred Stockholders	The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer & Trust Company, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

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What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our Common Stock, Series D Preferred Stock entitled to vote at the annual meeting and Series E Preferred Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 11:00 a.m. on Monday, September 9, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. When you arrive at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.

This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact XpresSpa Group’s Corporate Secretary at XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, New York, 10017.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholders and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request by calling them at 718-921-8200.

•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to www.proxyvote.com and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock, Series D Preferred Stock and Series E Preferred Stock, as of July 26, 2019 for (a) each stockholder known by us to own beneficially more than 5% of Common Stock, Series D Preferred Stock or Series E Preferred Stock, (b) each of our named executive officers, (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock, Series D Preferred Stock and Series E Preferred Stock that may be acquired by an individual or group within 60 days of July 26, 2019, pursuant to the conversion of preferred stock into Common Stock, the exercise of options or warrants or the vesting of restricted stock units, as applicable, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock, Series D Preferred Stock and/or Series E Preferred Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on (i) 2,916,919 shares of Common Stock, (ii) 420,540 shares of Series D Preferred Stock convertible into 11,214,400 shares of Common Stock and (iii) 967,742 shares of Series E Preferred Stock convertible into 241,935 shares of Common Stock. All beneficial ownership information reflects the Company’s 1-for-20 reverse stock split that was effected on February 22, 2019.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned	Number of Shares of Common Stock Underlying Series D Preferred Beneficially Owned	Percent of Shares of Common Stock Underlying Series D Preferred Beneficially Owned	Number of Shares of Common Stock Underlying Series E Preferred Beneficially Owned	Percent of Shares of Common Stock Underlying Series E Preferred Beneficially Owned
Five percent or more beneficial owners:
Mistral Spa Holdings, LLC(2)	8,235,902	74.6%	8,049,973	71.8%	—	—
Alpha Capital Anstalt(3)	181,451	4.99%	—	—	—	—
Calm.com, Inc.(4)	443,547	13.20%	—	—	443,547	100.00%
Directors and named executive officers:
Douglas Satzman	—	—	—	—	—	—
Edward Jankowski	16,281	*	—	—	—	—
Andrew Perlman	28,928	*	—	—	—	—
Anastasia Nyrkovskaya	10,320	*	—	—	—	—
Janine Canale	—	—	—	—	—	—
Bruce T. Bernstein(5)	1,367,200	32.3%	1,311,387	11.7%	—	—
Donald E. Stout(6)	17,232	*	—	—	—	—
Salvatore Giardina(7)	11,500	*	—	—	—	—
Andrew R. Heyer(2)(8)	8,249,152	74.6%	8,049,973	71.8%	—	—
All current directors and officers as a group (5 individuals)(9):	9,645,084	77.6%	9,560,539	85.3%	—	—

*	Less than 1%

(1)	Unless otherwise indicated, the business address of the individuals is c/o XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, NY 10017.

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(2)	The number of shares of Common Stock beneficially owned includes 106,523 shares of Common Stock and warrants to purchase 79,406 shares of Common Stock. Includes 8,049,973 shares of Common Stock underlying Series D Preferred Stock.

Mistral Spa Holdings, LLC (“MSH”), a Delaware limited liability company, is an investment entity indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”), Mistral Equity Partners QP, LP (“MEP QP”) and MEP Co-Invest, LLC (“MEP Co-Invest”). Mistral Equity GP, LLC (“MEP GP” and, together with MEP, MEP QP, and MEP Co-Invest, the “Mistral Fund Entities”) is the general partner of MEP and MEP QP. By reason of the provisions of Rule 16a-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH and/or the Mistral Fund Entities. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by MSH, and MEP GP may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MEP and MEP QP. MSH’s address is 650 Fifth Avenue, Floor 31, New York, NY 10019. Mr. Heyer’s business address is c/o Mistral Capital Management, LLC, 650 Fifth Avenue, 31st Floor, New York, NY 10019.

(3)	Based upon information known to the Company, the Company believes Alpha Capital Anstalt has beneficial ownership of warrants to purchase 181,451 shares of Common Stock. The address of Alpha Capital Anstalt is Lettstrasse 32, P.O. Box 1212, 9490 Vaduz, Liechtenstein. The table reports the number of shares that would be issuable upon exercise of the warrants, without giving effect to the 4.99% blocker included in such securities. The percentage included in the table reflects the 4.99% blocker.

(4)	Based on a Schedule 13D/A filed by Calm.com, Inc. with the SEC on July 12, 2019, which reported ownership as of July 8, 2019. The principal business address of the beneficial owner is 140 2nd Street, Third Floor, San Francisco, CA 94105. Includes 241,935 shares of Common Stock underlying Series E Preferred Stock and 201,612 shares of Common Stock issuable upon conversion of the Calm Note into Series E Preferred Stock and subsequently into Common Stock. Does not include warrants to purchase 937,500 shares of Common Stock.

(5)	The number of shares of Common Stock beneficially owned includes 18,877 shares of Common Stock, options to purchase 11,500 shares of Common Stock and warrants to purchase 25,436 shares of Common Stock. Includes 1,311,387 shares of Common Stock underlying Series D Preferred Stock.

(6)	The number of shares of Common Stock beneficially owned includes 4,607 shares of Common Stock and options to purchase 12,625 shares of Common Stock.

(7)	The number of shares of Common Stock beneficially owned includes options to purchase 11,500 shares of Common Stock.

(8)	The number of shares of Common Stock beneficially owned includes 112,273 shares of Common Stock, options to purchase 7,500 shares of Common Stock and warrants to purchase 79,406. Includes 8,049,973 shares of Common Stock underlying Series D Preferred Stock. The shares and percentage included in the table report the number of shares that would be issuable upon exercise of the warrants, without giving effect to the 9.99% blocker included in such securities.

(9)	See footnotes (5) through (8).

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MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors currently consists of five (5) members. Prior to each annual meeting of stockholders, the Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualify or until their earlier death, resignation, or removal. Election takes place at our annual meeting of stockholders.

Set forth below are the names of our directors and director nominees and executive officers, their ages (as of the filing date of this proxy statement), their position(s) with us, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of the directors or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below should serve as a director is set forth below:

Name	Age	Position(s) with the Company
Doug Satzman	45	Chief Executive Officer and Director
Bruce T. Bernstein*(1)(2)(3)	55	Chairman of the Board of Directors
Donald E. Stout*(1)(2)(3)	73	Director
Salvatore Giardina*(2)	57	Director
Andrew R. Heyer*	61	Director

*	Independent director under the rules of The Nasdaq Stock Market

(1)	Current member of Compensation Committee

(2)	Current member of Audit Committee

(3)	Current member of Nominating and Corporate Governance Committee

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Bruce T. Bernstein, Donald E. Stout, Salvatore Giardina, and Andrew R. Heyer.

Douglas Satzman has served as our Chief Executive Officer and as a member of our Board of Directors since February 11, 2019. Mr. Satzman most recently served as CEO of Joe Coffee Company, a premium Specialty Coffee chain serving craft roasted coffee and artisanal food items with over 20 company owned cafes in New York City and Philadelphia. During his tenure, he created a multi-channel national growth plan, created infrastructure and assembled a leadership team after the first private equity investment in the 15 year-old family business. Previously, Mr. Satzman was Chief Executive Officer, U.S. of Le Pain Quotidien, a premium Bakery & Full Service Restaurant chain serving artisanal breads/pastries, organic products & wholesome cuisine in over 90 company-owned restaurants across the U.S. where he developed a long-term growth strategy focused on building organic sales, opening new stores and markets, creating multi-channel growth platforms and leveraging technology. He also re-organized the corporate and field teams which resulted in improved customer service, improved store level support and reduced costs. Prior to that, Mr. Satzman spent 14 years at Starbucks Coffee Company where he held roles of increasing responsibility across the U.S. and Europe, culminating in being named Senior Vice-President, EMEA Business Development & Channel Operations. In that role, he led and delivered a high growth strategy across Europe, Russia, Middle East and Africa as well as non-company owned retail operations across more than 35 countries. During his assignments in the U.S. and EMEA, Mr. Satzman’s direct responsibilities included leading the travel vertical, including operations and business development across all airports resulting in significant revenue, profit and growth.

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We believe Mr. Saltzman’s extensive experience in the retail industry qualifies him to serve on our Board of Directors.

Bruce T. Bernstein joined our Board of Directors in February 2016 and has served as the Chairman of our Board of Directors since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Neurotrope, Inc. Mr. Bernstein is also a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).

We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.

Donald E. Stout has been our director since July 2012, and was a director of Innovate/Protect, Inc. from November 2011 through the consummation of the merger with us. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. Mr. Stout is a partner at a law firm Fitch, Even, Tabin & Flannery LLP since 2015 and he had been a senior partner at the law firm of Antonelli, Terry, Stout & Kraus, LLP from 1982 to 2015. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the United States Patent and Trademark Office (“USPTO”) in diverse technological areas. From 1971 to 1972, Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals and, from 1968 to 1972. Mr. Stout was an assistant examiner at the USPTO, where he focused on patent applications covering radio and television technologies. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is also the co-founder of NTP Inc., which licensed Research in Motion (RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout also previously served on the Board of Directors of Tessera Technologies, Inc. (TSRA). Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit and the USPTO. Mr. Stout holds a Bachelor’s degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a J.D., with honors, from The George Washington University.

We believe Mr. Stout’s historical knowledge of the Company and intellectual property experience qualifies him to serve on our Board of Directors.

Salvatore Giardina joined our Board of Directors in May 2016. Mr. Giardina has served as Chief Financial Officer of Pragma LLC and its holding company, Pragma Weeden Holdings LLC, since 2009. From 2006 through 2008, Mr. Giardina served as Senior Vice President and Chief Financial Officer of G-Trade Services LLC and ConvergEx Global Markets LLC. From 2002 through 2006, Mr. Giardina served as Vice President and Chief Financial Officer of Ladenburg Thalmann Financial Services Inc., the publicly-traded holding company of Ladenburg Thalmann & Co., Inc., where Mr. Giardina served as its Executive Vice President and Chief Financial Officer from 1998 through 2006 and as its Controller from 1990 through 1998. From 1983 through 1990, Mr. Giardina was an auditor with the national public accounting firm of Laventhol & Horwath. Mr. Giardina served as a director of National Holdings Corporation from 2012 through 2016 and as Chairman of its Audit Committee from 2013 through 2016. Mr. Giardina is a certified public accountant and is Series 24 and Series 27 registered.

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We believe Mr. Giardina’s extensive financial expertise and his practical and management experience qualifies him to serve on our Board of Directors and as a member and the chairperson of the audit committee of our Board of Directors.

Andrew R. Heyer joined our Board of Directors in December 2016. Mr. Heyer is the Chief Executive Officer and founder of Mistral Capital Management, LLC, a private equity fund manager. Prior to founding Mistral, he served as a Founding Managing Partner of Trimaran Capital Partners, L.L.C. Mr. Heyer was formerly a Vice Chairman of CIBC World Markets Corp. and co-head of CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Heyer was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Heyer was a Managing Director at Drexel Burnham Lambert Incorporated and previous to that, he worked at Shearson/American Express. He also serves on the boards of Mistral’s portfolio companies. Mr. Heyer also serves as a member of the Executive Committee and Board of Trustees of the University of Pennsylvania and the University of Pennsylvania Health System.

We believe Mr. Heyer’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2018 there were eleven (11) meetings of our Board of Directors as well as four (4) unanimous consents. The various committees of the Board of Directors met a total of six (6) times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2018. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders. All of our directors attended our annual meeting of stockholders held in 2018.

Audit Committee. Our Audit Committee met four (4) times during fiscal 2018. This committee currently has three (3) members, Salvatore Giardina (Chairman), Bruce T. Bernstein and Donald E. Stout. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and The Nasdaq Stock Market (“Nasdaq”), as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Giardina and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.

Compensation Committee. Our Compensation Committee met one (1) time during fiscal 2018. This committee currently has two (2) members, Bruce T. Bernstein (Chairman) and Donald E. Stout.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2006 Stock Option Plan (the “2006 Plan”). The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision-making process with respect to that issue without the Chief Executive Officer present, and establishment and reviewing general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities.

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Both members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq. A copy of the Compensation Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee met one (1) time during fiscal 2018 and currently has two (2) members, Bruce T. Bernstein and Donald E. Stout. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include:

•	identify and nominate members of the Board of Directors;

•	oversee the evaluation of the Board of Directors and management;

•	develop and recommend corporate governance guidelines to the Board of Directors;

•	evaluate the performance of the members of the Board of Directors; and

•	make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

Both members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by Nasdaq. In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.

Board Leadership Structure and Role in Risk Oversight

Effective February 5, 2018, the Board of Directors appointed Bruce T. Bernstein as the non-executive Chairman of the Board of Directors.

The leadership structure of the Board of Directors currently consists of a Chairman of the Board of Directors who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board of Directors believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board of Directors whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

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Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board of Directors oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board of Directors also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board of Directors in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board of Directors in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board of Directors leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board of Directors’ efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.

Summary Compensation Table

The following table summarizes the total compensation awarded or incurred by us during the fiscal years ended December 31, 2018 and 2017 to (i) all individuals that served as our principal executive officers at any time during the fiscal year ended December 31, 2018, which includes Edward Jankowski and Andrew Perlman; (ii) the most highly compensated executive officer other than the principal executive officer who was serving as executive officer at December 31, 2018, which includes Janine Canale, the only other executive officer who was serving as of December 31, 2018; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2018, which includes Anastasia Nyrkovskaya (collectively, the “named executive officers”). The following table does not include compensation information for Douglas Satzman, who was appointed as our Chief Executive Officer on February 11, 2019.

Name and principal position	Year	Salary ($)	Incentive Pay ($)(1)	Equity Awards ($)(2)	Total ($)
Edward Jankowski(3)	2018	250,000	—	—	250,000
	2017	375,000	125,000	361,301	861,301

Andrew D. Perlman(4)	2018	138,000	—	—	138,000
	2017	450,000	125,000	608,562	1,183,562

Janine Canale(5)	2018	147,500	20,000	—	167,500
	2017	130,000	—	—	130,000

Anastasia Nyrkovskaya(6)	2018	311,300	—	—	311,300
	2017	375,000	225,000	361,301	961,301

(1)	Amounts represent a discretionary cash bonus for 2017 that were paid in 2018 and a discretionary cash bonus for 2018 that were paid in 2019.

(2)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for the year ended December 31, 2018.

(3)	Mr. Jankowski served as our Chief Executive Officer until February 13, 2019. Compensation for 2018 includes salary payments but does not include severance that was paid in fiscal 2019.

(4)	Mr. Perlman served as our Chief Executive Officer until April 19, 2018. Compensation for 2018 includes salary payments and the payment of severance pursuant to the Perlman Separation Agreement (as defined below). Compensation for 2017 includes salary payments, a discretionary cash bonus disclosed under “Incentive Pay” and equity awards in the amount of $608,562.

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(5)	Ms. Canale served as our Corporate Controller and Principal Financial & Accounting Officer until April 12, 2019. Compensation for 2018 and 2017 include salary and bonus payments.

(6)	Ms. Nyrkovskaya served as our Chief Financial Officer and Treasurer until June 19, 2018. Compensation for 2018 includes salary payments of $311,300 pursuant to the Nyrkovskaya Separation Agreement (as defined below). Compensation for 2017 includes salary payments, a discretionary cash bonus disclosed under “Incentive Pay” and equity awards in the amount of $361,301.

Narrative Disclosure to Summary Compensation Table

Edward Jankowski

On January 20, 2017, we entered into an employment agreement with Mr. Jankowski, which had a term of three years. Under the terms of the employment agreement, Mr. Jankowski received an annual base salary of $375,000 and was eligible to participate in any annual bonus or other incentive compensation program that we may have adopted from time to time for our executive officers. If Mr. Jankowski earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Mr. Jankowski or us other than for cause, then Mr. Jankowski would be entitled to receive a pro- rata portion of such incentive compensation at the time it is paid.

On February 8, 2019, Mr. Jankowski resigned from his positions as Chief Executive Officer and director and his employment with us terminated effective as of February 13, 2019. On March 14, 2019, we entered into a separation agreement and a non-disclosure and non-solicitation agreement with Mr. Jankowski. The separation agreement includes a release by Mr. Jankowski of claims against us and certain related parties. In consideration of the foregoing release, we agreed to pay Mr. Jankowski $375,000, payable in substantially equal installments in cash commencing on the next regular payroll date following the effective date of the Separation Agreement. Additionally, in consideration of the foregoing release, we agreed to pay in full Mr. Jankowski’s COBRA continuation coverage for up to a maximum of twelve months following the separation date so long as Mr. Jankowski has not become covered by the medical plan of a subsequent employer during such period and is otherwise entitled to COBRA continuation coverage.

Andrew D. Perlman

On February 13, 2013, we entered into an employment agreement with Mr. Perlman, which had a term of three (3) years. Under the terms of that employment agreement, from January 1, 2015, Mr. Perlman received a base salary of $415,000 and was eligible to participate in any annual bonus or other incentive compensation program that we may have adopted from time to time for our executive officers. On October 13, 2015, we entered into an amendment to the existing employment agreement with Mr. Perlman, pursuant to which, the employment period under the employment agreement was extended to December 31, 2017, and Mr. Perlman remained eligible to receive an annual performance bonus according to corporate and personal goals as established by the Compensation Committee in its sole discretion.

On January 20, 2017, we entered into an employment agreement with Mr. Perlman that superseded his prior employment agreement. Under the terms of this new employment agreement, Mr. Perlman’s annual base salary was increased to $450,000, retroactive to January 1, 2017. The employment agreement was for a term of three (3) years, provided that the employment agreement would extend in two (2) month increments for up to one (1) year thereafter for each month that the negotiations were not concluded prior to sixth months before the end of the term. The employment agreement provided that Mr. Perlman would be eligible to participate in any annual bonus and other incentive compensation program that we may adopt from time to time for our executive officers and if Mr. Perlman had earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Mr. Perlman or us other than for cause, then Mr. Perlman would be entitled to receive a pro- rata portion of such incentive compensation at the time it is paid.

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On April 19, 2018, Mr. Perlman resigned from his position as Chief Executive Officer and as our Director. On April 19, 2018, we entered into a separation agreement (the “Perlman Separation Agreement”) with Mr. Perlman related to his resignation. The Perlman Separation Agreement includes a release by Mr. Perlman of claims against us and certain related parties. In connection with the entry into the Perlman Separation Agreement, Mr. Perlman agreed that he would continue to be subject to the non-disclosure agreement between Mr. Perlman and us that contains a covenant protecting our confidential information. In addition, Mr. Perlman agreed to be subject to a covenant not to compete with us for a two-year period following the separation date, a covenant prohibiting Mr. Perlman from soliciting or hiring our employees for a two-year period following the separation date, and a covenant not to disparage us or any of our businesses, services, products, affiliates or current, former or future directors and named executive officers (in their capacity as such). The Perlman Separation Agreement also includes certain affirmative covenants binding on Mr. Perlman, including, without limitation, a covenant to reasonably cooperate with us in connection with any action, suit, or proceeding, whether or not by or in the right of us and whether civil, criminal, administrative, investigative or otherwise.

In consideration of the foregoing release and covenants, we agreed to pay Mr. Perlman severance in an amount equal to $125,000 (the “Deferred Cash”), payable in monthly installments of $20,833.34 over the six (6) month period following the date that we achieve both of the following objectives at the end of an applicable calendar quarter, as shown in the Quarterly Report on Form 10-Q or Annual Report on Form 10-K reporting such quarter (the “Cash Objectives”): (i) our Working Capital exceeds $6,368,000, and (ii) Free Cash exceeds $6,368,000; provided that if we do not achieve the Cash Objectives prior to the second (2nd) anniversary of the separation date, the Deferred Cash shall be forfeited and no amounts shall be payable under the Perlman Separation Agreement. For purposes of the Perlman Separation Agreement, “Free Cash” means cash and cash equivalents as defined in our Annual Report on Form 10-K and calculated consistently, less (i) any cash or cash equivalents that are restricted in any way, and (ii) any cash received by us from a debt, equity or other capital raise subsequent to the Perlman Separation Agreement. For purposes of the Perlman Separation Agreement, “Working Capital” shall mean (i) current assets less current liabilities, prepared in accordance with GAAP and consistent with our prior filings on Annual Reports on Form 10-K, less (ii) any cash received by us from a debt, equity or other capital raise subsequent to the separation date.

Further, in consideration of the foregoing release and covenants, an aggregate of 153,301 of Mr. Perlman’s restricted stock units that were scheduled to vest in May 2018 (the “Current RSUs”) became subject to a restriction on sale until the earlier of: (i) the one (1) year anniversary of the separation date; and (ii) the date upon which the volume weighted average price (“VWAP”) for our Common Stock for thirty (30) consecutive trading days exceeds $1.50 (as adjusted by us in our discretion for any stock split, subdivision, dividend or distribution). In addition, immediately following the effective date of the Perlman Separation Agreement, we agreed to grant to Mr. Perlman an additional 150,000 restricted stock units, which were fully vested as of the date of grant (the “Granted RSUs”); provided, however, that such Granted RSUs were subject to a restriction on sale until the earlier of: (i) the one (1) year anniversary of the separation date; and (ii) the date upon which the VWAP for our Common Stock for thirty (30) consecutive trading days exceeds $1.50 (as adjusted by us in our discretion for any stock split, subdivision, dividend or distribution). The foregoing restrictions expired on April 18, 2019. The values in this paragraph do not give effect to the reverse stock split effected on February 22, 2019.

Anastasia Nyrkovskaya

On December 19, 2014, we entered into an employment agreement with Ms. Nyrkovskaya. Under the terms of her employment agreement, Ms. Nyrkovskaya’s annual base salary was $315,000. On October 13, 2015, we entered into an amendment to the existing employment agreement with Ms. Nyrkovskaya, pursuant to which the employment period under the employment agreement was extended to December 31, 2017. In addition, the annual base salary of Ms. Nyrkovskaya was increased from $315,000 to $325,000 and Ms. Nyrkovskaya remained eligible to receive an annual performance bonus according to corporate and personal goals, as established by the Compensation Committee in its sole discretion.

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On January 20, 2017, we entered into an employment agreement with Ms. Nyrkovskaya that superseded her prior employment agreement. Under the terms of this new employment agreement, Ms. Nyrkovskaya’s annual base salary was increased to $375,000, retroactive to January 1, 2017. The employment agreement was for a term of three (3) years, provided that the employment agreement was to extend in two (2) month increments for up to one (1) year thereafter for each month that the negotiations are not concluded prior to sixth months before the end of the term. The employment agreement provided that Ms. Nyrkovskaya would be eligible to participate in any annual bonus and other incentive compensation program that we may adopt from time to time for our executive officers, and provided further that if Ms. Nyrkovskaya had earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Ms. Nyrkovskaya or us other than for cause, then Ms. Nyrkovskaya would be entitled to receive a pro-rata portion of such incentive compensation at the time it is paid.

On June 19, 2018, Ms. Nyrkovskaya resigned from her positions with us. She agreed to remain with us in a reduced capacity through October 15, 2018, during which time she transitioned certain projects while we completed a search for a new Chief Financial Officer. On June 19, 2018, we entered into a separation agreement (the “Nyrkovskaya Separation Agreement”) with Ms. Nyrkovskaya, which includes a release by Ms. Nyrkovskaya of claims against us and certain related parties. In consideration of the foregoing release, we agreed to pay Ms. Nyrkovskaya four months of her annual pro-rated base salary in substantially equal installments commencing on the next regular payroll date following the effective date of the Nyrkovskaya Separation Agreement.

Janine Canale

Ms. Canale joined the Company in March 2017 as a Corporate Controller. Upon termination of Ms. Nyrkovskaya’s employment with us, Ms. Canale became our Principal Financial and Accounting Officer. Ms. Canale did not have an employment agreement with the Company. On March 28, 2019, Ms. Canale resigned, effective April 12, 2019, to commence another career opportunity.

Outstanding Equity Awards at 2018 Fiscal Year End

The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2018, to each of our named executive officers.

	Options Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Option exercise price ($)	Option expiration date
Edward Jankowski	8,333	4,166	42.40	January 17, 2027
Andrew Perlman	3,125	—	636.00	February 11, 2023
Janine Canale	—	2,500	—	May 15, 2028
Anastasia Nyrkovskaya	1,500	—	570.00	May 6, 2023
Anastasia Nyrkovskaya	1,500	—	820.00	February 20, 2024
Anastasia Nyrkovskaya	14,583	—	31.00	April 4, 2026
Anastasia Nyrkovskaya	7,291	—	42.40	January 17, 2027

*	The market value is determined by multiplying the number of shares by $3.20, the closing price of our Common Stock on Nasdaq on December 31, 2018, the last day of our fiscal year. All option awards information is adjusted to reflect the impact of the 1-for-20 reverse stock split that became effective on February 22, 2019.

**	Options vest in twelve equal quarterly increments (8.33% per quarter) over three years, subject to the participant's continuous service on the relevant vesting date.

Pension Benefits

We do not have any qualified or nonqualified defined benefit plans.

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Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments upon Termination or Change-In-Control

The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2018 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2018, the last business day of our fiscal year, at which time the closing price of our Common Stock as listed on Nasdaq was $3.20 per share (adjusted for the 1-for-20 reverse stock split). For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above.

Edward Jankowski

In the event Mr. Jankowski’s employment had been terminated for (i) Good Reason by Mr. Jankowski, or (ii) by us without Cause, Mr. Jankowski would have received severance in the amount of one year of base salary, and COBRA payments totaling approximately $375,000.

In addition, in the event a change-in-control of our wholly-owned subsidiary XpresSpa had occurred, Mr. Jankowski would have been entitled to receive 2% of the amount equal to the total amount of cash and the fair market value of all non-cash consideration paid or payable to us or our stockholders in connection with the change of control, net of transaction expenses payable to third parties and less the original acquisition price of wholly-owned subsidiary XpresSpa of $45,000,000 and less any past or future capital contributions made or to be made by us or our stockholders. A change of control of our wholly-owned subsidiary XpresSpa means (a) an acquisition or series of acquisitions by a person or entity unrelated to us of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of wholly-owned subsidiary XpresSpa or (b) a sale or disposition of all or substantially all of wholly-owned subsidiary XpresSpa’s assets to an unrelated third party. In the event that a closing of a public spin-off or initial public offering of our wholly-owned subsidiary XpresSpa had occurred, Mr. Jankowski would have been entitled to receive deferred stock units ("DSUs"), pursuant to wholly-owned subsidiary XpresSpa’s equity incentive plan then in effect, equal to 2% of wholly-owned subsidiary XpresSpa’s outstanding shares of Common Stock immediately after the such public offering; which DSUs would have been settled in Common Stock of XpresSpa twelve (12) months after the date of such public offering, which had no intrinsic value as of December 31, 2018.

Andrew D. Perlman

On April 19, 2018, Mr. Perlman resigned from his positions with us.  See “Narrative Disclosure to Summary Compensation Table – Andrew D. Perlman” for a description of the amounts paid to Mr. Perlman in connection with his separation.

Anastasia Nyrkovskaya

On June 19, 2018, Ms. Nyrkovskaya resigned from her positions with us.  See “Narrative Disclosure to Summary Compensation Table – Anastasia Nyrkovskaya” for a description of the amounts paid to Ms. Nyrkovskaya in connection with her separation.

Janine Canale

Ms. Canale was not entitled to any payments upon termination or change-in-control.

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Director Compensation

The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2018. Directors who are employed by us are not compensated for their service on our Board of Directors.

Effective July 1, 2019, the Board approved a reduction in compensation to the non-employee members of our Board. Non-employee directors will receive annual cash compensation of $40,000, with an additional $10,000 in cash compensation to the Chairman of the Audit Committee. In addition, effective January 1, 2020, non-employee directors will receive an annual grant of options to purchase 5,000 shares of Common Stock, with options to purchase an additional 500 shares of Common Stock as compensation for services on each committee of the Board on which such director serves. In lieu of (and not in addition to) the foregoing, the Chairman of the Board will receive options to purchase 10,000 shares of Common Stock, with options to purchase an additional 500 shares of Common Stock as compensation for services on each committee of the Board on which he serves.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce T. Bernstein(2)	50,000	—	50,000
John Engelman(3)	50,000	—	50,000
Donald E. Stout(4)	50,000	—	50,000
Salvatore Giardina(5)	50,000	—	50,000
Richard K. Abbe(6)	50,000	—	50,000
Andrew R. Heyer(7)	50,000	—	50,000

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Notes 2 and 11 of the consolidated financial statements disclosed in our Annual Report on Form 10-K for the year ended December 31, 2018 for the assumptions made in the valuation of the equity awards.

(2)	As of December 31, 2018, Mr. Bernstein held 145,000 fully vested options.

(3)	As of December 31, 2018, Mr. Engelman held 155,000 fully vested options.

(4)	As of December 31, 2018, Mr. Stout held 160,000 fully vested options.

(5)	As of December 31, 2018, Mr. Giardina held 145,000 fully vested options.

(6)	Mr. Abbe resigned as a director on December 18, 2018.

(7)	As of December 31, 2018, Mr. Heyer held 75,000 fully vested options.

We reimburse each member of our Board of Directors for reasonable travel and other out-of-pocket expenses in connection with attending meetings of the Board of Directors.

We compensate each of our non-employee directors an annual cash stipend of $50,000.

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Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2018 with respect to all of our equity compensation plans then in effect:

Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Total equity compensation plans approved by security holders (1)(2)	119,729	$4.34	235,271

(1)	These plans consist solely of the 2012 Plan, as amended on November 23, 2016. Under the amended 2012 Plan, a maximum of 355,000 shares of Common Stock may be awarded. The 2012 Plan was originally approved by our stockholders on July 19, 2012, following the merger with Innovate/Protect, replacing our then existing 2006 Plan. The 2006 Plan is fully exercised with no awards outstanding.

(2)	All information reflects the Company’s 1-for-20 reverse stock split that was effected on February 25, 2019.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.xpresspagroup.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of CohnReznick LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2018, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and CohnReznick LLP, our independent registered public accounting firm;

•	Discussed with CohnReznick LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and

•	Received written disclosures and the letter from CohnReznick LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick LLP communications with the Audit Committee and the Audit Committee further discussed with CohnReznick LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Members of the XpresSpa Group, Inc. Audit Committee

Bruce T. Bernstein
Salvatore Giardina
Donald E. Stout

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our Common Stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our Common Stock complied with all applicable filing requirements during the fiscal year ended December 31, 2018.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Approval Policy

All related party transactions must be approved by our Audit Committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Transactions with Related Persons

On April 22, 2015, we entered in a credit agreement and secured promissory note (“Debt”) with Rockmore Investment Master Fund Ltd. (“Rockmore”), which was subsequently amended on each of August 8, 2016, May 10, 2017, May 11, 2018 and July 8, 2019. The principal amount of the debt is $7,000,000. Rockmore is an investment entity controlled by our board member, Bruce T. Bernstein. We believe the terms of the Debt were reflective of market rates as of the time of issuance. In addition, we paid $212,000 to Bruce T. Bernstein in March 2017 for legal costs incurred in conjunction with the acquisition of XpresSpa Holdings, LLC and Amiral Holdings SAS legal proceedings prior to the completion of the acquisition, as he was indemnified by XpresSpa Holdings, LLC. These costs are included in the accounts payable, accrued expenses and other current liabilities in the consolidated balance sheet as of December 31, 2017. On February 7, 2017, with our consent, Rockmore assigned the Debt to B3D, LLC.

Director Independence and Committee Qualifications

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Stout, Giardina, Bernstein, and Heyer qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, our Board of Directors is comprised of a majority of independent directors as required by Nasdaq rules. The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC. The Board of Directors has further determined that Messrs. Giardina and Bernstein are “audit committee financial experts” as defined in the rules of the SEC.

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PROPOSAL 1: ELECTION OF DIRECTORS

(Notice Item 1)

On July 29, 2019 the Board of Directors nominated Douglas Satzman, Bruce T. Bernstein, Donald E. Stout, and Salvatore Giardina for election by the holders of Common Stock at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2020 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Douglas Satzman, Bruce T. Bernstein, Donald E. Stout, and Salvatore Giardina. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required and Board of Directors’ Recommendation

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DOUGLAS SATZMAN, BRUCE T. BERNSTEIN, DONALD E. STOUT AND SALVATORE GIARDINA AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed CohnReznick LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2019. The Board of Directors proposes that the stockholders ratify this appointment. CohnReznick LLP audited our financial statements for the fiscal year ended December 31, 2018. We expect that representatives of CohnReznick LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint CohnReznick LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CohnReznick LLP and concluded that CohnReznick LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2019.

The following table presents fees for professional audit services rendered by CohnReznick LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2018 and 2017, and fees billed for other services rendered by CohnReznick LLP during those periods.

	2018	2017
Audit fees(1)	$346,250	$431,325
Audit-related fees(2)	103,800	25,450
Total	$450,050	$456,775

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees includes fees for benefit plan audits and lease compliance audits.

Audit Committee Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding auditor independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firms in 2018 and 2017.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of CohnReznick LLP as our independent registered public accounting firm for 2019, our Audit Committee of our Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 3: TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(a), 5635(b) AND 5635(d), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE INSTRUMENTS DESCRIBED HEREIN.

(Notice Item 3)

Background and Description of Proposal

Overview

On July 8, 2019, we entered into certain financing transactions which we refer to as the Palladium Transaction, the Calm Transaction, the B3D Transaction and the Series D Transaction (each as defined below, and collectively, the “Financing Transaction”). In connection with the Financing Transaction, we agreed to seek approval of our stockholders of the provisions outlined below under the subheadings “Palladium Transaction,” “Calm Transaction,” “B3D Transaction” and “Series D Transaction,” with the recommendation of our Board of Directors that such proposal be approved.

Palladium Transaction

On July 8, 2019, we entered into an amendment (the “May 2018 SPA Amendment”) to that certain Securities Purchase Agreement, dated as of May 15, 2018, by and between us and the purchasers party thereto (the “May 2018 SPA”), to provide for, among other provisions, the amendment to certain provisions of the previously issued Class A Warrants issued pursuant to the May 2018 SPA and the establishment and issuance of a new class of preferred stock, designated Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”) (collectively, the “Palladium Transaction”).

In connection with the Palladium Transaction, we agreed to seek approval of our stockholders of (i) with respect to our Class A Warrants, a reduction in the exercise price to $2.00 per share, the removal of the conversion price floor and the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion and (ii) a provision allowing for the conversion of the Series F Preferred Stock into shares of Common Stock, at the option of the holder at an initial conversion price of $2.00 per share and the anti-dilution price protection contained therein. Our Board of Directors recommends that such proposal be approved.

Calm Transaction

On July 8, 2019, we entered into a securities purchase agreement (the “Calm Purchase Agreement”) with Calm.com, Inc. (“Calm”) pursuant to which we agreed to sell (i) an aggregate principal amount of $2,500,000 in 5.00% unsecured convertible notes due 2022 (the “Calm Notes”), which are convertible into shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and (ii) warrants to purchase 937,500 shares of Common Stock at an exercise price of $2.00 per share (the “Calm Warrants”) (collectively, the “Calm Transaction”).

In connection with the Calm Transaction, we agreed to seek approval of our stockholders of (i) with respect to the Calm Notes, the inclusion of anti-dilution price protection and the inclusion of a provision allowing for voluntary reduction of the conversion price by our Board of Directors at any time in its discretion, (ii) with respect to the Calm Warrants, the inclusion of anti-dilution price protection and the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion and (iii) the reduction of the conversion price of the Series E Preferred Stock to $2.00 per share. Our Board of Directors recommends that such proposal be approved.

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B3D Transaction

On July 8, 2019, we entered into a fourth amendment (the “Credit Agreement Amendment”) to our existing Credit Agreement with B3D, LLC (“B3D”) in order to, among other provisions, (i) extend the maturity date to May 31, 2021, (ii) reduce the applicable interest rate to 9.0%, and (iii) amend and restate our existing convertible promissory note (the “B3D Note”) in order to increase the principal amount owed to B3D to $7.0 million, which principal and any interest accrued or other amounts payable thereon will, subject to the approval of our stockholders, be convertible at B3D’s option into Common Stock at an initial conversion price of $2.00 per share (collectively, the “B3D Transaction”).

In connection with the B3D transaction, we agreed to seek approval of our stockholders of the conversion of the B3D Note into Common Stock and the payment by us of principal, interest and/or other amounts payable thereon in shares of Common Stock, the inclusion of anti-dilution price protection and the provision allowing for voluntary reduction of the conversion price by our Board of Directors at any time in its discretion. Our Board of Directors recommends that such proposal be approved.

Series D Transaction

On July 8, 2019, we (i) amended our Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) to reduce the conversion price to $2.00 per share, subject to the approval of our stockholders (the “Series D COD Amendment”) and (ii) entered into an amendment (the “December 2016 Warrant Amendment”) to certain outstanding warrants issued in December 2016 (the “December 2016 Warrants”) to the holders of the Series D Preferred Stock to provide for (a) a reduction in the exercise price to $2.00 per share, (b) certain anti-dilution price protection and (c) the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion, in each case subject to the approval of our stockholders (collectively, the “Series D Transaction”).

In connection with the Series D Transaction, we agreed to seek approval of our stockholders of (i) with respect to the Series D Preferred Stock, the reduction of the conversion price of the Series D Preferred Stock to $2.00 per share and (ii) with respect to the December 2016 Warrant Amendment, (a) the reduction in the exercise price to $2.00 per share, (b) the inclusion of anti-dilution price protection and (c) the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion. Our Board of Directors recommends that such proposal be approved.

Reasons for the Common Stock Financing

Need for Additional Funds

As of March 31, 2019, our cash balance was approximately $2.9 million. In May 2019, our Board of Directors determined that it was necessary to raise additional funds to support our continuing operations and to provide working capital for general corporate purposes, as well as to make required payments on our 5% Secured Convertible Notes due on November 17, 2019 (the “Secured Convertible Notes”). On June 27, 2019, we entered into a third amendment to our Secured Convertible Notes, pursuant to which the holders agreed to voluntarily convert all outstanding principal and interest on the Secured Convertible Notes at a reduced conversion price and to waive all existing defaults under the Secured Convertibles Notes.

Remedy of Potential Events of Default

The report of our independent registered public accounting firm on our financial statements for the years ended December 31, 2018 and 2017 included an explanatory paragraph indicating that there is substantial doubt about our ability to continue as a going concern. This note resulted in a violation of certain covenants made by XpresSpa Holdings, LLC under Section 6.01(a) of the Credit Agreement with B3D, which, among other things, entitled B3D to declare an event of default under the Credit Agreement and B3D Note. In connection with the Financing Transaction, B3D agreed to waive this potential event of default, in addition to any cross defaults pursuant to the Secured Convertible Notes.

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We believe that the Financing Transaction, which yielded gross proceeds of approximately $2.5 million, was necessary in light of the Company’s cash balance and funding requirements at the time. We also believe that the anti-dilution protections, the inclusion of provisions allowing for voluntary adjustment and other provisions of that nature contained in the financing instruments were reasonable in light of market conditions and the size and type of the Financing Transaction, and that we would not have been able to complete the Financing Transaction unless such provisions were offered. In addition, at the time of the Financing Transaction, our Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Financing Transaction.

Description of the Financing Transaction Documents in connection with the Palladium Transaction

May 2018 SPA Amendment

On July 8, 2019, we entered into the May 2018 SPA Amendment to provide for, among other provisions, (i) an update to certain definitions, including the definition of an “Exempt Issuance,” (ii) the waiver of certain provisions regarding restrictions on subsequent equity sales and participation in subsequent financings and the removal of certain such provisions upon receipt of shareholder approval, (iii) the amendment to certain provisions of our previously issued Class A Warrants to modify certain provisions in connection with a Notice Failure (as such term is defined in the Class A Warrants) and to reduce the exercise price of the Class A Warrants issuable pursuant to anti-dilution price protection contained in such Class A Warrants to $2.00 per share following receipt of shareholder approval, (iv) the cancellation of all outstanding Class B Warrants and (v) the establishment of a new class of preferred stock pursuant to a Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Series F COD”) and the issuance of 9,000 shares of such Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”) to the parties to the May 2018 SPA Amendment, which will be convertible into Common Stock upon receipt of shareholder approval.

Each of the removal of the conversion floor price and the inclusion of a provision allowing for voluntary reduction of the exercise price by our Board of Directors at any time in its discretion may in the future result in the downward adjustment of the exercise price. The reduction in the exercise price of the Class A Warrants, anti-dilution provision and the voluntary adjustment provision of the Class A Warrants will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the exercise price of the Class A Warrants will be adjusted to $2.00 per share and may be further adjusted upon a dilutive issuance or by the Board of Directors at any time in its discretion.

The conversion of the Series F Preferred Stock into shares of Common Stock at an initial conversion price of $2.00 per share will result in the issuance of additional shares of Common Stock. In addition, except in the case of issuances of certain excluded securities, and subject to the approval of our stockholders, the Series F Preferred Stock is subject to anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the conversion price in effect. If we issue Common Stock, options or Common Stock equivalents at a price less than the conversion price of the Series F Preferred Stock, subject to certain customary exceptions, the conversion price of the Series F Preferred Stock will be reduced to that lower price. Therefore, the anti-dilution provision in the Series F Preferred Stock may result in the downward adjustment of the conversion price of the Series F Preferred Stock. The conversion of the Series F Preferred Stock into Common Stock and the anti-dilution provision of the Series F Preferred Stock will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the Series F Preferred Stock will become convertible into Common Stock and the conversion price of may be adjusted upon a dilutive issuance.

Description of the Financing Transaction Documents in connection with the Calm Transaction

Calm Purchase Agreement

The Calm Notes and Calm Warrants were issued on July 8, 2019 (the “Closing”) pursuant to the terms of the Calm Purchase Agreement. The Calm Purchase Agreement provided for the sale of the Calm Notes and the Calm Warrants at the Closing for gross proceeds of $2,500,000.

The Calm Purchase Agreement obligates us to indemnify Calm for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

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The Calm Purchase Agreement contains representations and warranties of us and Calm which are typical for transactions of this type. In addition, the Calm Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) until Calm holds less than 10% of the Calm Notes, we agreed not to enter into any variable rate transactions and (ii) we agreed to use our commercially reasonable efforts to hold a stockholder meeting within 120 days of the Closing at which we will solicit the stockholders’ affirmative vote for approval of our issuance of certain shares issuable upon conversion of the Calm Notes and the exercise of the Calm Warrants described in the transaction documents in accordance with the applicable law and rules and regulations of Nasdaq, to which this Proposal 3 relates.

Calm Notes

The Calm Notes were not issued with an original issue discount and are not subject to defeasance. The Calm Notes were issued in certificated form and not as global securities.

Ranking

The Calm Notes are our unsecured subordinated obligations.

Maturity Date

The Calm Notes will mature on May 31, 2022, unless earlier converted or redeemed.

Interest

Interest on the Calm Notes will accrue at 5% per annum on the principal amount of the Calm Notes. Interest on the Calm Notes is payable in arrears beginning on the last day of each February, May, August and November during the period beginning on the original issuance date and ending on, and including, the maturity date, with the first interest payment date being August 31, 2019. All amounts outstanding under the Calm Notes become due and payable in cash on the maturity date. We may elect to pay interest in cash, shares of our Series E Preferred Stock or a combination thereof (the amount to be paid in shares of Series E Preferred Stock, the “Interest Share Amount”). The Interest Share Amount will be determined by dividing the amount of interest on the subject payment date by the then applicable conversion price.

If Calm elects to convert or redeem all or any portion of the Calm Notes prior to the maturity date, all accrued and unpaid interest on the amount being converted or redeemed will also be payable. If we elect to redeem all or any portion of the Calm Notes prior to the maturity date, all accrued and unpaid interest on the amount being redeemed will also be payable.

Conversion

All amounts due under the Calm Notes are convertible at any time, in whole or in part, at the option of Calm into shares of our Series E Preferred Stock, which is itself convertible into shares of our Common Stock, at a conversion price which is subject to adjustment as described below, except that no shares of Series E Preferred Stock may be issued as payment of interest or in connection with anti-dilution protection or the voluntary reduction of the conversion price until receipt of shareholder approval. If Calm elects to convert all or any portion of the Calm Notes prior to the maturity date, all accrued and unpaid interest on the principal amount being converted will also be converted at the conversion price.

The Calm Notes are convertible into shares of our Series E Preferred Stock at the conversion price of $3.10 per share. The conversion price is subject to adjustment for stock splits, combinations or similar events. If we fail to timely deliver Common Stock upon conversion of the Calm Notes, we have agreed to pay certain liquidated damages to Calm.

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In addition, the Calm Notes are subject to (i) anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the price at which the Calm Notes convert into shares of Series E Preferred Stock then in effect, except in the case of issuances of certain excluded securities and (ii) voluntary reduction of the conversion price by the Board of Directors at any time in its discretion. If we issue Common Stock, options or Common Stock equivalents at a price less than the price at which the Calm Notes convert into shares of Series E Preferred Stock then in effect, subject to certain customary exceptions, or if our Board of Directors elects to reduce the conversion price in its discretion, the conversion price of the Calm Notes will be reduced to that lower price. Therefore, the anti-dilution provision and the voluntary adjustment provision in the Calm Notes may result in the downward adjustment of the conversion price of the Calm Notes and result in a greater number of shares being issued pursuant to the Calm Notes. The anti-dilution provision and voluntary adjustment provision of the Calm Notes will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the conversion price of the Calm Notes may be adjusted upon a dilutive issuance or by our Board of Directors at any time in its discretion.

Prepayment

In connection with closing of an offering of our Common Stock, preferred stock, other equity or debt, in one or more tranches upon which we receive gross cash proceeds of $10 million or more (a “Subsequent Financing”), we must offer to Calm the right to receive a portion of the net proceeds of such Subsequent Financing to be applied in satisfaction of up to 100% of Calm’s principal amount and accrued but unpaid interest designated by Calm.

We will have the option of prepaying the outstanding principal amount of the Calm Notes, in whole or in part, in the event that the VWAP (as such term is defined in the Calm Notes) of our Common Stock is equal to or greater than 150% of the conversion price then in effect for at least 20 consecutive trading days, by paying to Calm a sum of money in cash equal to 110% of the principal amount to be redeemed, together with accrued but unpaid interest thereon, if any, and any and all other sums due, accrued or payable.

Event of Default

If any event of default or a fundamental transaction or a change of control transaction occurs, the outstanding principal amount of the Calm Notes, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at Calm’s election, immediately due and payable in cash at the sum of (a) the greater of  (i) the outstanding principal amount of the Calm Notes divided by the conversion price on the date the Mandatory Default Amount (as defined below) is either (A) demanded (if demand or notice is required to create an event of default) or otherwise due or (B) paid in full, whichever has a lower conversion price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded (if demand or notice is required to create an event of default) or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 120% of the outstanding principal amount of the Calm Notes and (b) all other amounts, costs, expenses and liquidated damages due in respect of the Calm Notes (the “Mandatory Default Amount”). Commencing on the maturity date and also five (5) days after the occurrence of any event of default, interest on the Calm Notes shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.

Fundamental Transactions

The Calm Notes prohibit us from entering into specified transactions involving a change of control, unless the successor entity assumes in writing all of our obligations under the Calm Notes under a written agreement.

In the event of transactions involving a change of control, Calm will have the right to receive, for each conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock underlying the shares of Series E Preferred Stock into which the Calm Notes are convertible immediately prior to such fundamental transaction.

Calm Warrants

On the Closing Date, we issued to Calm warrants to purchase 937,500 shares of Common Stock, at an exercise price of $2.00 per share (the “Calm Warrants”). The Calm Warrants are exercisable beginning six months from the date of issuance and have a term of five years.

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The Calm Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Calm Warrants, the Calm Warrants may be exercised on a cashless basis. The exercise price of the Calm Warrants is subject to adjustment for stock splits, combinations or similar events. Similar to the Calm Notes, the Calm Warrants require “buy-in” payments to be made by us for failure to deliver the shares of Common Stock issuable upon exercise.

In addition, the Calm Warrants are subject to (i) “full-ratchet” anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the exercise price in effect, except in the case of issuances of certain excluded securities and (ii) voluntary reduction of the exercise price by the Board of Directors at any time in its discretion. If we issue Common Stock, options or Common Stock equivalents at a price less than the exercise price of the Calm Warrants, subject to certain customary exceptions, the exercise price of the Calm Warrants will be reduced to that lower price and the number of shares issuable pursuant to the Calm Warrants will be increased such that the exercise price payable pursuant to the Calm Warrants, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment. If our Board of Directors elects to reduce the exercise price in its discretion, the exercise price of the Calm Warrants will be reduced to that lower price. Therefore, the “full-ratchet” anti-dilution provision and the voluntary adjustment provision in the Calm Warrants may result in the downward adjustment of the exercise price of the Calm Warrants and result in a greater number of shares being issued pursuant to the Calm Warrants. The anti-dilution provision and the voluntary adjustment provision of the Calm Warrants will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the exercise price of the Calm Warrants and the number of shares to be issued upon exercise of the Calm Warrants may be adjusted upon a dilutive issuance or by our Board of Directors at any time in its discretion.

Amendment to Certificate of Designation of Series E Convertible Preferred Stock

On July 8, 2019, we filed a certificate of amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E COD Amendment”) with the State of Delaware to (i) increase the number of authorized shares of Series E Preferred Stock to 2,397,060 and (ii) upon receipt of shareholder approval, reduce the conversion price to $2.00 share.

The reduction of the conversion price to $2.00 per share will result in the issuance of additional shares of Common Stock. If we obtain stockholder approval of this Proposal 3, the exercise price of the Series E Preferred Stock will be reduced to $2.00 per share.

Description of the Financing Transaction Documents in connection with the B3D Transaction

Credit Agreement Amendment

On July 8, 2019, we entered into the Credit Agreement Amendment with B3D in order to, among other provisions, (i) extend the maturity date to May 31, 2021, (ii) reduce the applicable interest rate to 9.0% and (iii) amend and restate our existing convertible promissory note (the “B3D Note”) in order to increase the principal amount owed to B3D to $7.0 million, which principal and any interest accrued thereon will, subject to the approval of our stockholders, be convertible at B3D’s option into Common Stock. The B3D Note was issued on July 8, 2019 pursuant to the terms of the Credit Agreement Amendment.

B3D Note

The B3D Note was not issued with an original issue discount and is not subject to defeasance. The B3D Note was issued in certificated form and not as global securities.

Ranking

The B3D Note is our senior secured obligation and is secured by certain of our personal property, pursuant to a security agreement.

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Maturity Date

The B3D Note will mature on May 31, 2021 unless earlier converted or redeemed.

Interest

Interest on the B3D Note will accrue at 5% per annum on the principal amount of the B3D Note. Interest on the B3D Note is payable in arrears on the last business day of each month. Notwithstanding the foregoing, from the Closing Date until the earlier of (i) October 7, 2019 or (ii) the date on which shareholder approval is received (the “Interest Deferment Date”), monthly interest shall continue to accrue, shall be compounded monthly and all unpaid amounts shall be due and payable on the Interest Deferment Date. All amounts outstanding under the B3D Note become due and payable at maturity. We may elect to pay interest in cash, shares of our Common Stock or a combination thereof (the amount to be paid in shares of Common Stock, the “Interest Share Amount”). The Interest Share Amount will be determined by dividing the amount of interest on the subject payment date by the then applicable conversion price. Notwithstanding the foregoing, we must make all interest payments in cash until receipt of shareholder approval.

If B3D elects to convert or redeem all or any portion of the B3D Note prior to the maturity date, all accrued and unpaid interest on the amount being converted or redeemed will also be payable. If we elect to redeem all or any portion of a B3D Note prior to the maturity date, all accrued and unpaid interest on the amount being redeemed will also be payable.

Conversion

Following receipt of shareholder approval, all amounts due under the B3D Note are convertible at any time, in whole or in part, at the option of B3D into shares of our Common Stock at a conversion price which is subject to adjustment as described below. If B3D elects to convert all or any portion of the B3D Note prior to the maturity date, all accrued and unpaid interest on the principal amount being converted will also be converted at the conversion price.

Subject to approval by our stockholders, the B3D Note will initially be convertible into shares of Common Stock at a conversion price equal to $2.00 per share of Common Stock. The conversion price is subject to adjustment for stock splits, combinations or similar events. If we fail to timely deliver Common Stock upon conversion of the B3D Note, we have agreed to pay certain liquidated damages to B3D.

The conversion of the principal, interest and any other amounts payable pursuant to the B3D Note will result in the issuance of additional shares of Common Stock. In addition, the B3D Note is subject to (i) anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the conversion price in effect, except in the case of issuances of certain excluded securities and (ii) voluntary reduction of the conversion price by the Board of Directors at any time in its discretion. If we issue Common Stock, options or Common Stock equivalents at a price less than the conversion price of the B3D Note, subject to certain customary exceptions, or if our Board of Directors elects to reduce the conversion price in its discretion, the conversion price of the B3D Note will be reduced to that lower price. Therefore, the anti-dilution provision and voluntary adjustment provision in the B3D Note may result in the downward adjustment of the conversion price of the B3D Note and result in a greater number of shares being issued pursuant to the B3D Note. This conversion of the B3D Note into shares of Common Stock and the anti-dilution provision and voluntary adjustment provision of the B3D Note will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, we may make payments of principal, interest and any other amounts payable pursuant to the B3D Note in shares of Common Stock and the conversion price of the B3D Note and may be adjusted upon a dilutive issuance or by our Board of Directors at any time in its discretion.

Prepayment

We may prepay the B3D Note at our option in full or in part at any time and from time to time by notifying B3D in writing not later than the date of such prepayment specifying the principal amount of the B3D Note to be prepaid and the date of prepayment. In the event we prepay the B3D Note in full before the date that is fifteen business days prior to the maturity date, the we must pay a premium equal to the greater of (i) four percent (4%) or (ii) the Black Scholes Value (as defined in the B3D Note) of the outstanding principal amount subject to such prepayment. Simultaneously with each prepayment of the B3D Note, we must prepay all accrued and unpaid interest on the amount prepaid through the date of prepayment.

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Event of Default

Upon the occurrence of an event of default or at any time thereafter during the continuance thereof, (a) if such event relates to certain bankruptcy proceedings as described in the Credit Agreement Amendment, (i) the B3D Note, all accrued and unpaid interest thereon and all other amounts owing under the B3D loan documents shall immediately become due and payable, (ii) the B3D commitment shall immediately terminate and (iii) B3D may exercise any and all remedies and other rights provided in the loan documents, and (b) if such event is any other event of default, any or all of the following actions may be taken: (i) B3D may by notice to us, (x) declare the B3D Note, all accrued and unpaid interest thereon and all other amounts owing under any loan documents to be due and payable, whereupon the same shall immediately become due and payable, and (y) declare the B3D commitment to be immediately terminated, and (ii) B3D may exercise any and all remedies and other rights provided in the loan documents, presentment, demand, protest and all other notices of any kind being in each case hereby expressly waived by us.

Fundamental Transactions

The B3D Note prohibits us from entering into specified transactions involving a change of control, unless the successor entity assumes in writing all of our obligations under the B3D Note under a written agreement.

In the event of transactions involving a change of control, B3D will have the right to receive, for each conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock for which the B3D Note is convertible immediately prior to such fundamental transaction.

Description of the Financing Transaction Documents in connection with the Series D Transaction

Amendment to Certificate of Designation of Series D Convertible Preferred Stock and December 2016 Warrant Amendment

On July 8, 2019, we filed a certificate of amendment (the “Series D COD Amendment”) to the Certificate of Designation of Series D Convertible Preferred Stock with the State of Delaware to, upon receipt of shareholder approval, reduce the conversion price of the Series D Preferred Stock to $2.00 and provide for automatic conversion of the Series D Preferred Stock into shares of Common Stock. Also on July 8, 2019, we entered into an amendment to certain outstanding warrants issued in December 2016 (the “December 2016 Warrants”) to the holders of our Series D Preferred Stock to provide for (i) a reduction in the exercise price to $2.00, (ii) certain anti-dilution price protection and (iii) the inclusion of a provision allowing for voluntary reduction of the exercise price by the Board of Directors at any time in its discretion. Upon receipt of shareholder approval, the Series D Preferred Stock will convert automatically into shares of Common Stock at a conversion price of $2.00 per share.

The reduction of the conversion price of the Series D Preferred Stock to $2.00 per share will result in the issuance of additional shares of Common Stock. In addition, the December 2016 Warrants are subject to (i) “full-ratchet” anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the exercise price in effect, except in the case of issuances of certain excluded securities and (ii) voluntary reduction of the exercise price by the Board of Directors at any time in its discretion. If we issue Common Stock, options or Common Stock equivalents at a price less than the exercise price of the December 2016 Warrants, subject to certain customary exceptions, or if our Board of Directors elects to reduce the exercise price in its discretion, the exercise price of the December 2016 Warrants will be reduced to that lower price. Therefore, the “full-ratchet” anti-dilution provision and voluntary adjustment provision in the December 2016 Warrants may result in the downward adjustment of the exercise price of the December 2016 Warrants and result in a greater number of shares being issued pursuant to the December 2016 Warrants. The reduction in conversion price of the Series D Preferred Stock and the anti-dilution provision and voluntary adjustment provision of the December 2016 Warrants will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the exercise price of the Series D Preferred Stock will be reduced to $2.00 per share and the Series D Preferred Stock will convert automatically into shares of Common Stock at a conversion price of $2.00 per share, resulting in the issuance of 12,070,609 shares of Common Stock, and the exercise price of the December 2016 Warrants will be reduced to $2.00 per share and may be adjusted upon a dilutive issuance or by our Board of Directors at any time in its discretion.

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Effect of Issuance of Securities

The potential issuance of (i) 450,000 shares of Common Stock underlying the Series F Preferred Stock, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection contained therein, (ii) an additional 357,862 shares of Common Stock issuable upon the reduction of the exercise price of the Class A Warrants to $2.00 per share, plus the potential issuance of additional shares of Common Stock pursuant to the removal of the conversion price floor and/or the anti-dilution price protection and voluntary adjustment provisions contained therein, (iii) 1,445,816 shares of Common Stock underlying the Series E Preferred Stock issuable in connection with the Calm Note at a conversion price of $2.00 per share, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained in the Calm Note, (iv) 937,500 shares of Common Stock underlying the Calm Warrants, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained therein, (v) 4,156,275 shares of Common Stock issuable in connection with the B3D Note, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained therein, (vi) an additional 8,047,073 shares of Common Stock issuable upon the reduction of the conversion price of the Series D Preferred Stock to $2.00 per share, (vii) an additional 125,000 shares of Common Stock issuable upon the reduction of the exercise price of the December 2016 Warrants to $2.00 per share, plus the potential issuance of additional shares of Common Stock pursuant to the anti-dilution price protection and voluntary adjustment provisions contained therein, in each case, that are the subject of this Proposal 3, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the investors convert their notes or preferred stock or exercise their warrants, or additional shares of Common Stock are issued as payment of principal or interest on the notes, pursuant to the anti-dilution terms or upon the voluntary adjustment by our Board of Directors of any notes, preferred stock or warrants. Because of potential adjustments to the number of shares of Common Stock issuable in connection with the Financing Transaction, the exact magnitude of the dilutive effect of the Financing Transaction cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the lesser of (x) the closing price of our Common Stock immediately preceding execution of the binding agreements and (y) the average closing price of our Common Stock for the five trading days immediately preceding execution of the binding agreements, which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the lesser of (x) the closing price of our Common Stock immediately preceding execution of the binding agreements and (y) the average closing price of our Common Stock for the five trading days immediately preceding execution of the binding agreements. We are seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(d) with respect to issuances involving our Class A Warrants, Series F Preferred Stock, Calm Note, Calm Warrant, Series E COD Amendment and B3D Note.

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Nasdaq Listing Rule 5635(a) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock in connection with the acquisition of stock of assets of another company involving (i) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the lesser of (x) the closing price of our Common Stock immediately preceding execution of the binding agreements and (y) the average closing price of our Common Stock for the five trading days immediately preceding execution of the binding agreements, which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the lesser of (x) the closing price of our Common Stock immediately preceding execution of the binding agreements and (y) the average closing price of our Common Stock for the five trading days immediately preceding execution of the binding agreements. Because the Series D Preferred Stock and December 2016 Warrants were originally issued in connection with our acquisition of XpresSpa Holdings, LLC, we are seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(a) with respect to issuances involving our Series D Preferred Stock and December 2016 Warrants.

In addition, Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control, which may be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the approval by our stockholders of Proposal 3, Mistral Spa Holdings, LLC may have the right to acquire a number of shares of our Common Stock in excess of 20% of our outstanding shares. We are therefore seeking the approval of our stockholders pursuant to Nasdaq Listing Rule 5635(b) with respect to issuances in connection with the Financing Transaction.

In the case of the Financing Transaction, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the Financing Transaction, the transaction documents in connection with which were signed on July 8, 2019. We are permitted to issue up to 523,232 shares of our Common Stock without obtaining stockholder approval under Nasdaq Listing Rule 5635(a) or Nasdaq Listing Rule 5635(d). Under Nasdaq Listing Rule 5635(b), without obtaining stockholder approval, we are permitted to issue a number of shares to a given investor such that, when added to that investor’s existing shares, such investor owns or has the right to acquire no more than 523,232 shares of our Common Stock, assuming such investor also holds ownership or voting power that represents our largest ownership position.

Warrants to purchase Common Stock may be excluded from the calculation if they are not exercisable for at least six months and if they have a per share exercise price equal to or greater than the lesser of (i) the closing price of our Common Stock immediately preceding execution of the binding agreements and (ii) the average closing price of our Common Stock for the five trading days immediately preceding execution of the binding agreements. In the Calm Transaction, the $2.00 initial exercise price of the Calm Warrants was equal to or greater than the closing price of our Common Stock on the relevant date, and the Calm Warrants are not exercisable for at least six months after issuance. Consequently, the Calm Warrants are excluded from the 20% calculation under Nasdaq Listing Rule 5635(d). However, we are seeking stockholder approval under Nasdaq Rule 5635(d) of the “full-ratchet” anti-dilution feature and voluntary adjustment feature of the Calm Warrants since such provisions may reduce the $2.00 per share exercise price of the Calm Warrants and result in the issuance of shares of Common Stock at less than the greater of the closing price on the day immediately preceding execution of the binding agreements or the five day average closing price immediately preceding execution of the binding agreements. Without the “full-ratchet” anti-dilution feature and voluntary adjustment feature, the Calm Warrants meet the criteria of Nasdaq Listing Rule 5635(d) such that the terms of the Calm Warrants would not require stockholder approval.

We generally have no control over whether the holders of notes, preferred stock or warrants convert such notes or preferred stock or exercise such warrants (other than pursuant to the mandatory conversion feature of the Series D Preferred Stock). Further, we cannot predict the market price of our Common Stock at any future date, and therefore cannot predict the applicable prices at which the notes or preferred stock may be converted or at which the warrants may be exercised. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares that may be issued pursuant to the Financing Transaction. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of Common Stock to the holders of these instruments under the terms of the Financing Transaction. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to such holders under the terms of the Financing Transaction.

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Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(a), 5635(b) or 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Financing Transaction, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued to holders in connection with the Financing Transaction could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Financing Transaction may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Financing Transaction was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the holders in connection with the Financing Transaction. As a result, we may be unable to make some of the payments due under the notes in shares of our Common Stock or issue sufficient shares upon conversion of our preferred stock or exercise of the warrants which will, in lieu of those shares, require that we pay substantial cash amounts to the holders. We do not anticipate having sufficient funds to make any substantial cash payments to the holders.

The May 2018 SPA Amendment, Series F COD, form of Calm Purchase Agreement, form of Calm Note, form of Calm Warrant, Series E COD Amendment, form of Credit Agreement Amendment, form of B3D Note, Series D COD Amendment and form of December 2016 Warrant Amendment were filed with the Securities and Exchange Commission in connection with our Current Report on Form 8-K filed on July 8, 2019.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) generally require us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock in connection with a transaction other than a public offering. Nasdaq Listing Rule 5635(a) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock in connection with the acquisition of stock of assets of another company. In addition, Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE INSTRUMENTS DESCRIBED HEREIN (INCLUDING UPON THE OPERATION OF ANTI-DILUTION PROVISIONS, VOLUNTARY ADJUSTMENT PROVISIONS AND THE REDUCTION OF EXERCISE PRICES AND/OR CONVERSION PRICES), IN SATISFACTION OF THE NASDAQ LISTING RULES, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4: AMENDMENT of OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 5,000,000 SHARES TO 10,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED TO BE ISSUED

(Notice Item 4)

Our Board of Directors has determined that it is advisable to increase our authorized preferred stock from 5,000,000 shares to 10,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation, as amended (the “Charter”) effecting the proposed increase. The full text of the proposed amendment to the Charter is attached to this proxy statement as Appendix B.

As of July 26, 2019, approximately 3.2 million shares of our preferred stock were designated. Accordingly, approximately 1.8 million shares are available for future designation and issuance.

Our Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Charter and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our preferred stock. However, our Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of preferred stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of preferred stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of the holders of a majority of the shares of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis having voting power outstanding on the Record Date is required to approve the amendment to our Charter to increase the number of authorized shares of preferred stock.

Our Board of Directors Recommends A Vote To Approve The Amendment To Our Certificate Of Incorporation, AS AMENDED, And Proxies Solicited By Our Board of Directors Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR 2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER BY 2,165,000 SHARES.

(Notice Item 5)

General

Our Board of Directors is requesting that our stockholders approve the adoption of an amendment to our 2012 Employee, Director and Consultant Equity Incentive Plan (the “Plan”), which amendment was approved by the Board of Directors and Compensation Committee on July 29, 2019 effective upon approval by our stockholders at the annual meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the Plan will be increased by 2,165,000 shares of Common Stock.

The Plan was originally approved by our Board of Directors and stockholders on July 19, 2012. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of June 30, 2019, 255,984 shares of our Common Stock remain available for issuance under the Plan and 14,561 shares of Common Stock are issuable upon the exercise of outstanding derivative securities.

Reasons for Amendment of the Plan

Our Board of Directors, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board of Directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (as of June 30, 2019) is not sufficient for future granting needs. Our Board of Directors currently believes that if the amendment to the Plan is approved by stockholders, the 2,755,984 shares available for issuance under the Plan will result in a more appropriate number of shares of Common Stock being available for future awards under the Plan.

The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Summary of Material Features of our Plan.

Eligibility. The Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with our performance. The Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. As of July 26, 2019, there were approximately 45 individuals eligible to participate in the Plan.

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Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration. In accordance with the terms of the Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under the Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

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Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, our Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall have vesting acceleration until the next vesting date, unless otherwise determined by the Administrator.

Amendment and Termination. Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of The NASDAQ Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. In addition, if The NASDAQ Stock Market amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to The NASDAQ Stock Market rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan. The Plan will expire by its terms on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by our stockholders.

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Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options: Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options: Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants: With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

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Stock Units: The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

On July 26, 2019, the closing market price per share of our Common Stock was $1.28, as reported by The Nasdaq Stock Market.

The affirmative vote of the holders of a majority of the shares of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required for the adoption of our Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVe THE AMENDMENT TO THE 2012 employee, director and consultant equity incentive plan TO INCREASE the number of shares available thereunder BY 2,165,000 SHARES.

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PROPOSAL 6: REVERSE STOCK SPLIT

(Notice Item 6)

General

At our 2019 annual meeting of stockholders, holders of our Common Stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) be amended to effect a reverse stock split of the issued and outstanding shares of Common Stock (such split to combine a number of outstanding shares of our Common Stock between 1-for-2 and 1-for-25, such number consisting of only whole shares, into one (1) share of Common Stock). The full text of the proposed amendment to our Charter is attached to this proxy statement as Appendix D. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than March 9, 2020.

The proposed amendment to our Charter to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Common Stock or preferred stock. As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of Common Stock following the reverse stock split.

Purpose

On July 29, 2019, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

•	the Board of Directors believes that effecting the reverse stock split may be an effective means of maintaining compliance with the bid price requirement for continued listing of our Common Stock on The Nasdaq Capital Market; and

•	the Board of Directors believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our Common Stock and facilitates the continued listing of our Common Stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board of Directors believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

Nasdaq Requirements for Continued Listing

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “XSPA.” One of the requirements for continued listing on The Nasdaq Capital Market is maintenance of a minimum closing bid price of $1.00. On July 26, 2019, the closing market price per share of our Common Stock was $1.28, as reported by the Nasdaq Capital Market.

Our plan to maintain compliance with the Nasdaq Listing Rules includes effecting the reverse stock split for which we are seeking stockholder approval in this Proposal 6. We cannot assure you that our share price will comply with the requirements for continued listing of our Common Stock on the Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our Common Stock loses its status on the Nasdaq Capital Market, our Common Stock would likely trade in the over-the-counter market.

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If our shares were to trade on the over-the-counter market, selling our Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our Common Stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our Common Stock, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock.

Such delisting from The Nasdaq Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board of Directors approved the reverse stock split as a potential means of increasing the share price of our Common Stock to ensure that it remains above $1.00 per share and of maintaining the share price of our Common Stock above $1.00 per share in compliance with Nasdaq requirements.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board of Directors considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our Common Stock.

We cannot predict whether the reverse stock split will increase the market price for our Common Stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	our ability to conduct future financings will be enhanced; and

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on the Nasdaq Capital Market.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of Article Fourth of our Amended and Restated Certificate of Incorporation by adding the following paragraphs:

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“(3) Upon effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [   ] shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a cash payment in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a cash payment in lieu of a fractional share of Common Stock).”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that cash payments are made in lieu of fractional shares. Common Stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our Common Stock will continue to be listed on the Nasdaq Capital Market, under the symbol “XSPA,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and twenty-five (25) and into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by our stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split, if at all, until a time that is not later than March 9, 2020, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

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Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, if any, to receive payment in cash in lieu of any such resulting fractional shares of Common Stock as the post-reverse split amounts of Common Stock will be rounded down to the nearest full share. Such cash payment in lieu of a fractional share of Common Stock will be calculated by multiplying such fractional interest in one share of Common Stock by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split, and rounded to the nearest cent. No fractional shares will be issued in connection with the reverse stock split.

Accounting Matters

The reverse stock split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the effective date of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Based on the number of shares of Common Stock outstanding on July 26, 2019 and depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between $1,166.77 and $14,584.60, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our Common Stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

(i) an individual citizen or resident of the United States;

(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii) an estate with income subject to United States federal income tax regardless of its source; or

(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

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If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•	A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•	A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse stock split. Holders of shares of our Common Stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of our Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis having voting power outstanding on the Record Date is required to approve the amendment to our Charter to effect a reverse stock split of our Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN 1-FOR-25 AND 1-FOR-2, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 7: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

(Notice Item 7)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. Currently, we have determined to hold an advisory vote to approve the compensation of our named executive officers annually and anticipate that the next such advisory vote will occur at the 2020 annual meeting of stockholders.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;

•	our financial performance and the contribution of each individual to our financial performance;

•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•	our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2019 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of XpresSpa Group, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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pROPOSAL 8: ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 8)

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Notice Item 7) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

Our Compensation Committee, Board of Directors and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of an advisory vote each year on the compensation of our named executive officers. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board of Directors. An annual advisory vote will give our Board of Directors, our Compensation Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our Board of Directors’ recommendation. The frequency of holding an advisory vote on the compensation of our named executive officers receiving the largest number of votes cast — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

Our Board of Directors Recommends A Vote To Approve, on an advisory basis, the Frequency of Holding a Vote on the Compensation of our named executive officers Every Year, And Proxies Solicited By Our Board of Directors Will Be Voted In Favor Of Such Frequency Unless A Stockholder Indicates Otherwise On The Proxy Card.

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PROPOSAL 9: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 7

(Notice Item 9)

We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 7.

Vote Required and Board of Directors’ Recommendation

Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Proposals 2 through 7 requires the affirmative vote of the holders of a majority of the shares of Common Stock, Series D Preferred Stock voting on an as-converted basis and Series E Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 7.

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PREFERRED STOCKHOLDER PROPOSAL: ELECTION OF DIRECTORS

On July 29, 2019 the Board of Directors nominated Andrew R. Heyer for election by the holders of Series D Preferred Stock at the annual meeting. If he is elected, Mr. Heyer will serve on our Board of Directors until the 2020 annual meeting of stockholders and until his successor has been elected and qualified.

Unless authority to vote for Mr. Heyer is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andrew R. Heyer. In the event that Mr. Heyer becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may nominate in Mr. Heyer’s place. We have no reason to believe that Mr. Heyer will be unable or unwilling to serve as a director.

Vote Required and Board of Directors’ Recommendation

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS DOES NOT MAKE A RECOMMENDATION IN FAVOR OF OR AGAINST THE ELECTION OF ANDREW R. HEYER AS DIRECTOR.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our CEO and chief financial and accounting officers. The text of the code of conduct and ethics is posted on the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 780 Third Avenue, 12th Floor, New York, New York 10017. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors and/or principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2020 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than April 11, 2020, which is 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2020 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than May 26, 2020, which is 75 days prior to the date that is one year from this year’s mailing date and no later than June 25, 2020, which is 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2020 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Tracy Oats at Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New Jersey 11717.

New York, New York

[        ], 2019

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APPENDIX A

FORMS OF PROXY CARD

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT TO EFFECT INCREASE IN AUTHORIZED SHARES

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XpresSpa Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is XpresSpa Group, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 6, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018.

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:

The second sentence of Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“The total number of shares the Corporation shall have the authority to issue is one hundred sixty million (160,000,000) shares, one hundred fifty million (150,000,000) shares of which shall be Common Stock and ten million (10,000,000) shares of which shall be Preferred Stock.”

This Certificate of Amendment shall be effective on [   ] at [   ], Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [   ] day of [   ].

XPRESSPA GROUP, INC.

By:
Name:	Douglas Satzman
Title:	Chief Executive Officer

APPENDIX C

2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN, AS AMENDED

XPRESSPA GROUP, INC.

2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

(as amended on [   ] )

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this XpresSpa Group, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which is the date of its approval by the shareholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(iv)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.”

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.1

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means XpresSpa Group, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine. This value will be based on an external valuation in compliance with the applicable laws of the taxing jurisdiction.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

1 The Committee should be comprised of “disinterested persons” as defined under Rule 16b-3 of the Exchange Act and “outside directors” as defined in Section 162(m) of the Code.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this XpresSpa Group, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,500,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2006 Stock Option Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date of the Plan approval by the shareholders of the Company, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 1.5 mm shares shall be added to the Plan pursuant to subsection (ii).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 4.0 mm Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, including, without limitation, to accelerate the vesting schedule or extend the expiration date up to eighteen months from termination date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

(f) Adopt any appendices applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which appendices may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right.

ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant or to a non U.S. person as to whom Section 409A of the Code does not apply.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to affect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c), and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and2 having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

2 If an employee uses previously owned shares to pay for a stock purchase and those shares have not been held by the employee for at least six months, the company will incur a variable accounting charge as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement and in no event later than eighteen months after the Participant’s termination of employment. In addition, the Administrator may extend the period in which the Participant is eligible to exercise any vested Options but in no event may an Option be exercised later than eighteen months after the Participant’s termination of employment,

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within eighteen months after the date of the Participant’s termination of service or twelve months in the case of an ISO, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant whether or not then subject to forfeiture or repurchase shall be immediately subject to repurchase by the Company at par value.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such vested Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall have vesting acceleration until the next vesting date, unless otherwise agreed upon with the Administrator.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30. TERMINATION OF THE PLAN.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NYSE Amex amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

XpresSPa Group, INC.

2012 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

APPENDIX A — ISRAEL

1.	NAME AND EFFECTIVE DATE

1.1	This Appendix A (the “Appendix”) to the XpresSpa Group, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) shall apply only to individuals who are granted Stock Grants, Stock Rights or Options who are residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Options.

1.2	This Appendix shall be effective as of September 12, 2012.

2.	PURPOSE

2.1	This Appendix applies to Stock Grants, Stock Rights or Options granted to Israeli Participants under the Plan and such Stock Grants, Stock Rights and Options shall comply with Amendment no. 132 of the Israeli Tax Ordinance which is effective with respect to Options granted as of January 1, 2003 and may or may not contain such terms as will qualify such options for the special tax treatment under Section 102(b) of the Ordinance and the Rules (“102 Options”).

2.2	The purpose of this Appendix is to establish certain rules and limitations applicable to Stock Grants, Stock Rights and Options that may be granted under the Plan from time to time, in compliance with securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan.

3.	DEFINITIONS

3.1	Capitalized Terms not otherwise defined herein shall have the meanings assigned in the Plan. The following additional terms will apply to grants made pursuant to this Appendix:

“3(i) Stock Grants, Stock Rights or Option” means a Stock Grants, Stock Rights or an Option granted under the terms of Section 3(i) of the Ordinance to persons which do not qualify as “employees” under the provisions of Section 102.

“102(b) Track Election” means the right of the Company to prefer either the “Capital Track” (as set under Section 102(b)(2)), or the “Ordinary Income Track” (as set under Section 102(b)(1)), but subject to the provisions of Section 102(g) of the Ordinance.

“102(b) Stock Grant, Stock Right or an Option” means a Stock Grant, Stock Right or an Option intended to qualify, under the provisions of Section 102(b) of the Ordinance (including the Section 102(b) Choice of Track), as either:

(i)	“102(b)(2) Option” for the special tax treatments under the “Capital Track”, or

(ii)	“102(b)(1) Option” for the special tax treatments under the “Ordinary Income Track”.

“Affiliate” means any “employing company” within the meaning of Section 102 of the Ordinance which includes (i) any company which is a Controlling Person of the Company, or (ii) that the Company is a Controlling Person of such company, or (iii) that the Company and such company are controlled by the same Controlling Person, as such term may be amended from time to time.

“Controlling Person” shall have the meaning ascribed to such definition under Section 102 of the Ordinance, as may be amended from time to time.

“Employee” or “employee” for the purposes of Section 102 to the Ordinance shall mean a person who is employed by the Company or its Affiliates, including an officer and a director but excluding a Controlling Person, as such term may be amended from time to time under Section 102 of the Ordinance.

“Fair Market Value” Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s Shares are listed on any established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the date of grant of the 102(b)(2) Option, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be. In all other cases Fair Market Value shall be as defined in the Plan.

“Ordinance” means the Israeli Income Tax Ordinance (New Version), 5721-1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Rights” means rights issued or distributed in respect of Shares issued pursuant to exercise of Stock Grants, Stock Rights or Options under the Appendix, including bonus shares but excluding cash dividends.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuances to Employees) 5763-2003.

“Unapproved 102 Options” means 102 Stock Grants, Stock Rights or Options granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

4.	DESIGNATION OF PARTICIPANTS

The persons eligible for participation under the Appendix as recipients of Stock Grants, Stock Rights or Options shall include any Employees (including officers), directors and consultants of the Company or of any Affiliate of the Company who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax. The grant of a Stock Grant, Stock Rights or Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in, any other grant of Stock Grant, Stock Right or Options pursuant to the Appendix, the Plan or any other equity plan of the Company or any of its Affiliates. Notwithstanding the foregoing, no 102 Stock Grants, Stock Rights or Options shall be granted to any individual who is not an Employee of the Company or of an Affiliate of the Company, or which otherwise does not qualify as an “employee” under Section 102(a) to the Ordinance. 3(i) Options may be granted only to non-Employees.

5.	DESIGNATION OF OPTIONS PURSUANT TO SECTION 102

5.1	The Company may designate Stock Grants, Stock Rights or Options granted to Employees pursuant to Section 102 of the Ordinance as Unapproved 102 Options or 102(b) Options.

5.2	The grant of 102(b) Stock Grants, Stock Rights or Options shall be made under this Appendix and shall be conditioned upon the approval of this Appendix by the Israeli Tax Authorities (the “ITA”).

5.3	102(b) Stock Grants, Stock Rights or Options may either be classified as 102(b)(2) Stock Grants, Stock Rights or Options under the capital gain tax Track or 102(b)(1) Stock Grants, Stock or Options under the Ordinary Income Track.

5.4	The Company’s election of the type of 102(b) Stock Grants, Stock Rights or Options as 102(b)(2) Stock Grants, Stock or Options or 102(b)(1) Stock Grants, Stock Rights or Options granted to Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of 102(b) Stock Grants, Stock Rights or Options. Such Election shall become effective beginning the first date of grant of 102(b) Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted 102(b) Stock Grants, Stock Rights or Options or such other period as shall be determined from time to time under Section 102 of the Ordinance and the Rules, regulation and orders promulgated thereunder. The Election shall obligate the Company to grant only the type of 102(b) Stock Grants, Stock Rights or Option it has elected, and shall apply to all Participants who were granted 102(b) Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 tock Grants, Stock Rights or Option simultaneously.

5.5	All 102(b) Stock Grants, Stock Rights or Options must be held in trust by a Trustee, as described in Section 6 below.

5.6	For the avoidance of doubt, the designation of Unapproved 102 Options and 102(b) Stock Grants, Stock Rights or Options shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and Rules, regulations and orders promulgated thereunder.

5.7	With regards to 102(b) Stock Grants, Stock Rights or Options, the provisions of the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan, the Appendix and of the Option Agreement. Any provision of Section 102 of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102 of the Ordinance, which is not expressly specified in the Plan, Appendix or the Option Agreement, shall be considered binding upon the Company and the Participants.

6.	TRUSTEE

6.1	The 102(b) Stock Grants, Stock Rights or Options which shall be granted to Participants and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options and/or any other shares received subsequently following any realization of rights resulting from a 102(b) Stock Grants, Stock Rights or Option or Rights resulting from Shares issued upon exercise of a 102(b) Option, including without limitation bonus shares, shall be allocated or issued to a trustee nominated by the Board of Directors or the Administrator, as required by law, and approved in accordance with the provisions of Section 102 of the Ordinance (the “Trustee”) for such period of time, at least the minimum period required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder. The Board of Directors or the Administrator, as applicable, shall determine and approve the terms of engagement of the Trustee, and shall be authorized to designate from time to time a new Trustee and replace either of them at its sole discretion, and in the event of replacement of any existing Trustee, to instruct the transfer of all 102(b) Stock Grants, Stock Rights or Options and Shares held by such Trustee at such time to its successor. The Trustee will hold such 102(b) Stock Grants, Stock Rights or Options or Shares resulting from the exercise thereof in accordance with the provisions of the Ordinance and the Rules promulgated thereunder, the trust agreement and any other instructions the Board of Directors or the Administrator, as applicable, may issue to him/it from time to time (so long as they do not contradict the Ordinance and the Rules promulgated thereunder). Thereafter, the Trustee will transfer the 102(b) Stock Grants, Stock Rights or Options or the Shares, as the case may be, to the Participants upon his/her demand, subject to any deduction or withholding of taxes required under the Ordinance, the Rules or any other applicable law. In the case the requirements for Approved 102 Options are not met, then the Approved 102 Stock Grants, Stock Rights or Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

6.2	Anything to the contrary notwithstanding, the Trustee shall not release any 102(b) Options which were not already exercised into Shares by the Participant or release any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options prior to the full payment of the Participant’s tax liabilities arising from such 102(b) Stock Grants, Stock Rights or Options which were granted to him and/or any Shares issued upon exercise of such 102(b) Stock Grants, Stock Rights or Options.

6.3	Upon receipt of a 102(b) Stock Grants, Stock Rights or Option, the Participant will sign the Stock Grants, Stock Rights or Option Agreement or an applicable option award which shall be deemed as the Participant’s undertaking to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and the Appendix, or any 102(b) Stock Grants, Stock Rights or Option or Share granted to him thereunder.

6.4	Subject to applicable law, the Board of Directors or the Administrator shall be entitled to revise, amend or replace the terms of the trust agreement with the Trustee, to the extent that same (i) do not adversely affect any rights of a Participant under any valid and outstanding 102(b) Stock Grants, Stock Rights or Option, which are expressly provided for in this Appendix or the respective Option Agreement with such Participant, or is (ii) necessary or desirable in the light of any change or replacement of Section 102 of the Ordinance.

6.5	Any and all Rights with respect to a 102(b) Stock Grants, Stock Rights or Option shall be issued or distributed, as the case may be, to the Trustee and held thereby. Such Rights will not be sold or transferred until the lapse of the minimum period permitted by applicable law, and such Rights shall be subject to the taxation track which is applicable to such Shares issued pursuant to the exercise of a 102(b) Stock Grants, Stock Rights or Option hereunder. Notwithstanding the aforesaid, Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder or Rights may be sold or transferred, and the Trustee may release such Shares issued pursuant to the exercise of 102(b) Stock Grants, Stock Rights or Options hereunder (or the applicable option award) or Rights from trust, prior to the lapse of the transferred until the lapse of the minimum period permitted by applicable law.

6.6	During the period in which Shares, issued to the Trustee on behalf of a Participant upon exercise of a 102(b) Stock Grants, Stock Rights or Option, are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Participant; all subject to the provisions of applicable law including in particular the provisions of Section 102 and the rules, regulations or orders promulgated thereunder and Section 6.2 above.

6.7	As long as Shares are held by the Trustee in favor of the Participant, then all rights the last possesses over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

7.	SHARES RESERVED FOR THE PLAN; RESTRICTION THEREON

7.1	Each Stock Grant, Stock Right or Option granted pursuant to this Appendix, shall be evidenced by an Option Agreement between the Company and the Participant, in such form as the Board of Directors or the Administrator, as applicable, shall from time to time approve. Each Stock Grants, Stock Rights or Option Agreement shall state a number of the Shares to which the Option relates and the type of Stock Grants, Stock Rights or Option granted thereunder (whether a 102(b)(1) Stock Grants, Stock Rights or Option, 102(b)(2) Stock Grants, Stock Rights or Option, Other 102 Stock Grants, Stock Rights or Option, or a 3(i) Stock Grants, Stock Rights or Option, the purchase price per Share and the vesting schedule to which such Stock Grants, Stock Rights or Option shall become exercisable. Stock Grants, Stock Rights or Options may be granted at any time after this Appendix has been approved by the Company, subject to any further approval or consent required under Section 102 of the Ordinance or the Rules, in case of 102(b) Stock Grants, Stock Rights or Options, and other applicable law.

7.3	Each Stock Grants, Stock Rights or Option Agreement evidencing 102(b) Stock Grants, Stock Rights or Options shall include (i) an approval and acknowledgment by the Participant of the agreement of the Company with the Trustee (as may be amended from time to time), (ii) a declaration that the Participant is familiar with the provisions of Section 102 and the “Capital Track” (if applicable) and (iii) an undertaking not to sell or transfer the Stock Grants, Stock Rights or Options and/or the Shares issued pursuant to the exercise of Stock Grants, Stock Rights or Options prior to the lapse of the period in which the Stock Grants, Stock Rights or Options and/or such Shares are held in trust, unless the Participant pays all taxes, which may arise in connection with such sale and/or transfer (as provided in Section 6.5 above).

8.	AMENDMENTS OR TERMINATION

8.1	The Board of Directors or the Administrator, as required by law, may, at any time and from time to time, amend, alter or discontinue this Appendix, except that no amendment or alteration shall be made which would impair the rights of the holder of any share and/or Stock Grants, Stock Rights or Option granted, if and to the extent such rights are specifically set forth under the applicable Stock Grants, Stock Rights or Option Agreement, without such Participant's written consent.

9.	GOVERNMENT REGULATION

This Appendix and the granting and exercise of Stock Grants, Stock Rights or Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations of the State of Israel and of the United States, if applicable, and to such approvals by any governmental agencies as may be required.

10.	CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

Neither the Plan nor the Stock Grants, Stock Rights or Option Agreement with the Participant shall impose any obligation on the Company or an Affiliate thereof, to continue any Participant in its employ, or the hiring by the Company of the Participant’s services and nothing in the Plan or in any Stock Grants, Stock Rights or Option granted pursuant thereto shall confer upon any Participant any right to continue in the employ or service of the Company or an Affiliate thereof or restrict the right of the Company or an Affiliate thereof to terminate such employment or service hiring at any time.

11.	TAX CONSEQUENCES

11.1	To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Stock Grants, Stock Rights or Option, from the payment for Shares covered thereby or from any other event or act (of the Company, its Affiliates, the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or the Trustee (where applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Participant shall agree to indemnify the Company and the Trustee (where applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

11.2	The Board of Directors, the Administrator and/or the Trustee shall not be required to release any Share certificate, issued upon exercise of Stock Grants, Stock Rights or Option, to a Participant, until all required payments have been fully made.

11.3	Notwithstanding anything herein to the contrary, this Appendix shall be governed by the provisions of the Ordinance, the rules promulgated thereunder, and any other applicable Israeli laws.

11.4	Following the grant of Stock Grants, Stock Rights or Options under this Appendix and in any case in which the Participant shall stop being considered as an “Israeli Resident”, as defined in the Ordinance, the Company may, if and to the extent the Ordinance and/or the rules promulgated thereunder shall impose such obligation on the Company, to withhold all applicable taxes from the Participant, to remit the amount withheld to the appropriate Israeli tax authorities and to report to such Participant the amount so withheld and paid to said tax authorities.

* * *

APPENDIX D

FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XpresSpa Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is XpresSpa Group, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 6, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018.

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:

Sections (3) and (4) of Article Fourth are hereby amended and restated in their entirety as follows:

“(3) Upon effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [   ]  shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a cash payment in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a cash payment in lieu of a fractional share of Common Stock).”

This Certificate of Amendment shall be effective on [   ] at [   ], Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [   ] day of [   ].

XPRESSPA GROUP, INC.

By:
Name:	Douglas Satzman
Title:	Chief Executive Officer